                                                                    EXHIBIT 99.2

                         COUSINS PROPERTIES INCORPORATED
                          QUARTERLY INFORMATION PACKAGE
                       FOR THE QUARTER ENDED JUNE 30, 2005

II.   QUARTERLY SUPPLEMENTAL INFORMATION

      Key Ratios and Supplemental Information

      Net Income and Funds From Operations - Supplemental Detail

      Development Pipeline

      Portfolio Listing

      Same Property Growth

      Square Feet Expiring:
          Office
          Retail

      Top 25 Largest Tenants

      Inventory of Land Held for Investment or Future Development

      Inventory of Residential Lots Under Development

      Debt Outstanding

      Reconciliations of Non-GAAP Financial Measures

      Discussion of Non-GAAP Financial Measures

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company's ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Current Report on Form 8-K filed on December 10, 2003. The words "believes", "expects", "anticipates", "estimates" and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

                        COUSINS PROPERTIES INCORPORATED
                    KEY RATIOS AND SUPPLEMENTAL INFORMATION
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                             2001       2002       2003     2004 1ST
                                                                           ---------  ---------  ---------  ---------
      NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (SEE PAGE 5)              70,815     47,872    238,803     10,842
                                                                           ---------  ---------  ---------  ---------
      FFO AVAILABLE TO COMMON STOCKHOLDERS ("FFO") - (SEE PAGE 5)            108,122    113,366    124,965     26,995
                                                                           ---------  ---------  ---------  ---------
      BASIC WEIGHTED AVERAGE COMMON SHARES                                    49,205     49,252     48,313     48,637
      DILUTED WEIGHTED AVERAGE COMMON SHARES                                  50,280     49,937     49,415     50,421

      NET INCOME PER COMMON SHARE - BASIC                                       1.44       0.97       4.94       0.22
      NET INCOME PER COMMON SHARE - DILUTED                                     1.41       0.96       4.83       0.22

      FFO PER COMMON SHARE - BASIC                                              2.20       2.30       2.59       0.56
      FFO PER COMMON SHARE - DILUTED                                            2.15       2.27       2.53       0.54

      2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                 6,073     12,988     14,507        739

      REGULAR COMMON DIVIDENDS                                                68,595     73,345     71,694     18,096
      SPECIAL COMMON DIVIDEND                                                      -          -    100,544          -
      REGULAR COMMON DIVIDENDS PER SHARE                                        1.39       1.48       1.48       0.37
      SPECIAL COMMON DIVIDEND PER SHARE                                            -          -       2.07          -

      COMMON STOCK PRICE AT PERIOD END                                         24.36      24.70      30.60      32.79
      NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END                       49,425     48,386     48,835     48,996

      PREFERRED STOCK - SERIES A - PRICE AT PERIOD END                             -          -      27.25      27.50
      NUMBER OF PREFERRED SHARES - SERIES A - OUTSTANDING AT PERIOD END            -          -      4,000      4,000

      PREFERRED STOCK - SERIES B - PRICE AT PERIOD END                             -          -          -          -
      NUMBER OF PREFERRED SHARES - SERIES B - OUTSTANDING AT PERIOD END            -          -          -          -

      COMMON EQUITY MARKET CAPITALIZATION                                  1,203,993  1,195,134  1,494,351  1,606,579
      PREFERRED EQUITY MARKET CAPITALIZATION                                       -          -    109,000    110,000
(A)   ADJUSTED DEBT (1)                                                      766,503    844,880    697,050    741,630
                                                                           ---------  ---------  ---------  ---------
      TOTAL MARKET CAPITALIZATION                                          1,970,496  2,040,014  2,300,401  2,458,209
                                                                           ---------  ---------  ---------  ---------
      ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                         39%        41%        30%        30%

(A)   RECOURSE DEBT (1)                                                      154,018    160,443     20,697     57,555

      RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION                          8%         8%         1%         2%

      COMMON EQUITY MARKET CAPITALIZATION                                  1,203,993  1,195,134  1,494,351  1,606,579
      PREFERRED EQUITY MARKET CAPITALIZATION                                       -          -    109,000    110,000
(A)   TOTAL DEBT (INCLUDING SHARE OF JV'S)                                   861,188    935,646    783,638    827,172
                                                                           ---------  ---------  ---------  ---------
      TOTAL MARKET CAPITALIZATION                                          2,065,181  2,130,780  2,386,989  2,543,751
                                                                           ---------  ---------  ---------  ---------
      TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                            42%        44%        33%        33%

(B)   CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S) (1)                   41,546     50,631     45,774     10,255
      FFO BEFORE INTEREST                                                    149,668    163,997    170,739     37,250
      INTEREST EXPENSE COVERAGE RATIO                                           3.60       3.24       3.73       3.63

(C)   FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)(1)                        52,588     65,254     59,580     13,831
      FFO PLUS FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)                 150,293    164,848    171,338     37,340
      FIXED CHARGE COVERAGE RATIO (EXCLUDING PREFERRED DIVIDENDS)               2.86       2.53       2.88       2.70

(C)   FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)(1)                        52,588     65,254     62,938     15,769
      FFO PLUS FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)                 150,293    164,848    174,696     39,278
      FIXED CHARGE COVERAGE RATIO (INCLUDING PREFERRED DIVIDENDS)               2.86       2.53       2.78       2.49

                                                                            2004 2ND   2004 3RD   2004 4TH     2004
                                                                            ---------  ---------  ---------  ---------
      NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (SEE PAGE 5)               45,707    224,739    118,454    399,742
                                                                            ---------  ---------  ---------  ---------
      FFO AVAILABLE TO COMMON STOCKHOLDERS ("FFO") - (SEE PAGE 5)              25,266     29,336     27,281    108,878
                                                                            ---------  ---------  ---------  ---------
      BASIC WEIGHTED AVERAGE COMMON SHARES                                     48,750     49,060     49,567     49,005
      DILUTED WEIGHTED AVERAGE COMMON SHARES                                   50,405     50,943     51,677     51,016

      NET INCOME PER COMMON SHARE - BASIC                                        0.94       4.58       2.39       8.16
      NET INCOME PER COMMON SHARE - DILUTED                                      0.91       4.41       2.29       7.84

      FFO PER COMMON SHARE - BASIC                                               0.52       0.60       0.55       2.22
      FFO PER COMMON SHARE - DILUTED                                             0.50       0.58       0.53       2.13

      2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                  1,687      9,098      7,734     19,258

      REGULAR COMMON DIVIDENDS                                                 18,133     18,191     18,449     72,869
      SPECIAL COMMON DIVIDEND                                                       -          -    356,493    356,493
      REGULAR COMMON DIVIDENDS PER SHARE                                         0.37       0.37       0.37       1.48
      SPECIAL COMMON DIVIDEND PER SHARE                                             -          -       7.15       7.15

      COMMON STOCK PRICE AT PERIOD END                                          32.95      34.31      30.27      30.27
      NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END                        49,095     49,740     50,092     50,092

      PREFERRED STOCK - SERIES A - PRICE AT PERIOD END                          25.20      25.79      26.15      26.15
      NUMBER OF PREFERRED SHARES - SERIES A - OUTSTANDING AT PERIOD END         4,000      4,000      4,000      4,000

      PREFERRED STOCK - SERIES B - PRICE AT PERIOD END                              -          -      25.00      25.00
      NUMBER OF PREFERRED SHARES - SERIES B - OUTSTANDING AT PERIOD END             -          -      4,000      4,000

      COMMON EQUITY MARKET CAPITALIZATION                                   1,617,680  1,706,579  1,516,285  1,516,285
      PREFERRED EQUITY MARKET CAPITALIZATION                                  100,800    103,160    204,600    204,600
(A)   ADJUSTED DEBT (1)                                                       702,534    424,685    350,346    350,346
                                                                            ---------  ---------  ---------  ---------
      TOTAL MARKET CAPITALIZATION                                           2,421,014  2,234,424  2,071,231  2,071,231
                                                                            ---------  ---------  ---------  ---------
      ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                          29%        19%        17%        17%

(A)   RECOURSE DEBT (1)                                                       101,269     50,365     50,238     50,238

      RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION                           4%         2%         2%         2%

      COMMON EQUITY MARKET CAPITALIZATION                                   1,617,680  1,706,579  1,516,285  1,516,285
      PREFERRED EQUITY MARKET CAPITALIZATION                                  100,800    103,160    204,600    204,600
(A)   TOTAL DEBT (INCLUDING SHARE OF JV'S)                                    786,931    513,792    438,050    438,050
                                                                            ---------  ---------  ---------  ---------
      TOTAL MARKET CAPITALIZATION                                           2,505,411  2,323,531  2,158,935  2,158,935
                                                                            ---------  ---------  ---------  ---------
      TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                             31%        22%        20%        20%

(B)   CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S) (1)                    10,115      7,522      3,764     31,656
      FFO BEFORE INTEREST                                                      35,381     36,858     31,045    140,534
      INTEREST EXPENSE COVERAGE RATIO                                            3.50       4.90       8.25       4.44

(C)   FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)(1)                         13,800     10,619      5,604     43,854
      FFO PLUS FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)                   35,518     37,003     31,178    141,039
      FIXED CHARGE COVERAGE RATIO (EXCLUDING PREFERRED DIVIDENDS)                2.57       3.48       5.56       3.22

(C)   FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)(1)                         15,737     12,556      7,834     51,896
      FFO PLUS FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)                   37,455     38,940     33,408    149,081
      FIXED CHARGE COVERAGE RATIO (INCLUDING PREFERRED DIVIDENDS)                2.38       3.10       4.26       2.87

                                                                            2005 1ST   2005 2ND   2005 YTD
                                                                            ---------  ---------  ---------
      NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (SEE PAGE 5)                5,525      6,466     11,991
                                                                            ---------  ---------  ---------
      FFO AVAILABLE TO COMMON STOCKHOLDERS ("FFO") - (SEE PAGE 5)              16,287     17,585     33,872
                                                                            ---------  ---------  ---------
      BASIC WEIGHTED AVERAGE COMMON SHARES                                     49,788     49,924     49,856
      DILUTED WEIGHTED AVERAGE COMMON SHARES                                   51,653     51,586     51,591

      NET INCOME PER COMMON SHARE - BASIC                                        0.11       0.13       0.24
      NET INCOME PER COMMON SHARE - DILUTED                                      0.11       0.13       0.23

      FFO PER COMMON SHARE - BASIC                                               0.33       0.35       0.68
      FFO PER COMMON SHARE - DILUTED                                             0.32       0.34       0.66

      2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                  2,207      1,321      3,528

      REGULAR COMMON DIVIDENDS                                                 18,611     18,621     37,232
      SPECIAL COMMON DIVIDEND                                                       -          -          -
      REGULAR COMMON DIVIDENDS PER SHARE                                         0.37       0.37       0.74
      SPECIAL COMMON DIVIDEND PER SHARE                                             -          -          -

      COMMON STOCK PRICE AT PERIOD END                                          25.87      29.58      29.58
      NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END                        50,324     50,460     50,460

      PREFERRED STOCK - SERIES A - PRICE AT PERIOD END                          25.25      25.70      25.70
      NUMBER OF PREFERRED SHARES - SERIES A - OUTSTANDING AT PERIOD END         4,000      4,000      4,000

      PREFERRED STOCK - SERIES B - PRICE AT PERIOD END                          25.00      25.45      25.45
      NUMBER OF PREFERRED SHARES - SERIES B - OUTSTANDING AT PERIOD END         4,000      4,000      4,000

      COMMON EQUITY MARKET CAPITALIZATION                                   1,301,882  1,492,607  1,492,607
      PREFERRED EQUITY MARKET CAPITALIZATION                                  201,000    204,600    204,600
(A)   ADJUSTED DEBT (1)                                                       360,214    399,272    399,272
                                                                            ---------  ---------  ---------
      TOTAL MARKET CAPITALIZATION                                           1,863,096  2,096,479  2,096,479
                                                                            ---------  ---------  ---------
      ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                          19%        19%        19%

(A)   RECOURSE DEBT (1)                                                        60,911    100,251    100,251

      RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION                           3%         5%         5%

      COMMON EQUITY MARKET CAPITALIZATION                                   1,301,882  1,492,607  1,492,607
      PREFERRED EQUITY MARKET CAPITALIZATION                                  201,000    204,600    204,600
(A)   TOTAL DEBT (INCLUDING SHARE OF JV'S)                                    447,791    491,568    491,568
                                                                            ---------  ---------  ---------
      TOTAL MARKET CAPITALIZATION                                           1,950,673  2,188,775  2,188,775
                                                                            ---------  ---------  ---------
      TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                             23%        22%        22%

(B)   CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S) (1)                     3,489      2,808      6,297
      FFO BEFORE INTEREST                                                      19,776     20,393     40,169
      INTEREST EXPENSE COVERAGE RATIO                                            5.67       7.26       6.38

(C)   FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)(1)                          5,227      4,365      9,592
      FFO PLUS FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)                   19,932     20,577     40,509
      FIXED CHARGE COVERAGE RATIO (EXCLUDING PREFERRED DIVIDENDS)                3.81       4.71       4.22

(C)   FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)(1)                          9,040      8,177     17,217
      FFO PLUS FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)                   23,745     24,389     48,134
      FIXED CHARGE COVERAGE RATIO (INCLUDING PREFERRED DIVIDENDS)                2.63       2.98       2.80

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                       2001    2002    2003   2004 1st  2004 2nd
                                                                      ------  ------  ------  --------  --------
     CONSOLIDATED ENTITY FFO AND NET INCOME:

(D)  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
     OPERATING EXPENSES (1):
     OFFICE:
      3100 WINDY HILL RD                                               2,688   2,693   2,988      746       748
      3301 WINDY RIDGE PARKWAY                                         1,122   1,517   1,555      389       430
      100 NORTH POINT CENTER EAST                                          0       0      73      212       241
      200 NORTH POINT CENTER EAST                                          0       0      23      102        97
      333 NORTH POINT CENTER EAST                                      2,410   2,447   1,448      214       216
      555 NORTH POINT CENTER EAST                                      2,603   2,546   2,238    1,908       275
      615 PEACHTREE STREET                                             1,930   1,987   1,922      440       464
      LAKESHORE PARK PLAZA                                             1,351   1,113   1,231      351       382
      INFORUM                                                         13,813  13,714  13,843    3,581     3,491
      600 UNIVERSITY PARK PLACE                                        1,631   1,757   1,871      457       460
      THE POINTS AT WATERVIEW                                          1,717   1,040   1,802      833       523
      ONE GEORGIA CENTER                                               3,822   3,438   2,943      736       332
       FROST BANK TOWER                                                    0       0       0       21       711
       GALLERIA 75                                                         0       0       0      124       245
       COLUMBUS BAZAAR                                                     0       0       0        0         5
       505 & 511 PEACHTREE STREET                                          0       0       0        0         0
      ATHEROGENICS                                                     1,114   1,134   1,181      303       306
      INHIBITEX                                                            0       0       0        0         0
      MERIDIAN MARK PLAZA                                              3,556   4,073   4,153    1,044     1,059
                                                                      ------  ------  ------   ------    ------
                         SUBTOTAL                                     37,757  37,459  37,271   11,461     9,985
                                                                      ------  ------  ------   ------    ------

     RETAIL:
      GA 400 LAND LEASES                                               1,331   1,298   1,399      385       365
      COLONIAL PLAZA MARKETCENTER                                        746       0       0        0         0
      THE AVENUE EAST COBB                                             5,396   5,327   5,820    1,404     1,401
      THE AVENUE OF THE PENINSULA                                      2,522   4,284   4,572    1,001     1,193
      THE AVENUE PEACHTREE CITY                                        1,191   3,160   3,029      993       833
      THE AVENUE WEST COBB                                                 0       0     655      882       953
      AVENUE VIERA                                                         0       0       0        0         0
                                                                      ------  ------  ------   ------    ------
                         SUBTOTAL                                     11,186  14,069  15,475    4,665     4,745
                                                                      ------  ------  ------   ------    ------

     OTHER RENTAL OPERATIONS:
     OTHER                                                               156       0       0        0        (1)
                                                                      ------  ------  ------   ------    ------
                         SUBTOTAL                                        156       0       0        0        (1)
                                                                      ------  ------  ------   ------    ------

     PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS
     RENTAL REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
      101 INDEPENDENCE CENTER                                          9,173   8,916   9,085    2,275     2,351
      333 JOHN CARLYLE                                                 3,259   3,535   3,952      856       460
      1900 DUKE STREET                                                 2,245   2,698   2,932      742       390
                                                                      ------  ------  ------   ------    ------
          TOTAL PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS
             RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
             OPERATING EXPENSES                                       14,677  15,149  15,969    3,873     3,201
                                                                      ------  ------  ------   ------    ------

          TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS
             RENTAL PROPERTY OPERATING EXPENSES                       63,776  66,677  68,715   19,999    17,930
                                                                      ------  ------  ------   ------    ------

                                                                      2004 3rd  2004 4th   2004   2005 1st  2005 2nd  2005 YTD
                                                                      --------  --------  ------  --------  --------  --------
     CONSOLIDATED ENTITY FFO AND NET INCOME:

(D)  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
     OPERATING EXPENSES (1):
     OFFICE:
      3100 WINDY HILL RD                                                  752       728    2,974      734       734     1,468
      3301 WINDY RIDGE PARKWAY                                            429       411    1,659      404       423       827
      100 NORTH POINT CENTER EAST                                         281       276    1,010      277       234       511
      200 NORTH POINT CENTER EAST                                          95       123      417       48        36        84
      333 NORTH POINT CENTER EAST                                         302       304    1,036      321       403       724
      555 NORTH POINT CENTER EAST                                         228       177    2,588      346       377       723
      615 PEACHTREE STREET                                                264       247    1,415      273       254       527
      LAKESHORE PARK PLAZA                                                374       352    1,459      426       224       650
      INFORUM                                                           3,063     2,673   12,808    2,836     2,726     5,562
      600 UNIVERSITY PARK PLACE                                           457       423    1,797      431       417       848
      THE POINTS AT WATERVIEW                                             545       478    2,379      549       432       981
      ONE GEORGIA CENTER                                                  363       (62)   1,369     (308)     (261)     (569)
       FROST BANK TOWER                                                 1,172     1,582    3,486    1,311     1,152     2,463
       GALLERIA 75                                                        277       253      899      206       274       480
       COLUMBUS BAZAAR                                                    (43)      (86)    (124)       0         0         0
       505 & 511 PEACHTREE STREET                                           0        38       38       76        60       136
      ATHEROGENICS                                                        307       306    1,222      308       311       619
      INHIBITEX                                                             0         0        0        0       189       189
      MERIDIAN MARK PLAZA                                               1,065     1,056    4,224    1,080     1,164     2,244
                                                                       ------    ------   ------   ------    ------    ------
                         SUBTOTAL                                       9,931     9,279   40,656    9,318     9,149    18,467
                                                                       ------    ------   ------   ------    ------    ------

     RETAIL:
      GA 400 LAND LEASES                                                  365       348    1,463      361       352       713
      COLONIAL PLAZA MARKETCENTER                                           0         0        0        0         0         0
      THE AVENUE EAST COBB                                              1,487     1,372    5,664    1,416     1,381     2,797
      THE AVENUE OF THE PENINSULA                                         968     1,051    4,213    1,158     1,235     2,393
      THE AVENUE PEACHTREE CITY                                           749       855    3,430      963     1,047     2,010
      THE AVENUE WEST COBB                                              1,068     1,032    3,935    1,105     1,083     2,188
      AVENUE VIERA                                                          0       189      189      421       610     1,031
                                                                       ------    ------   ------   ------    ------    ------
                         SUBTOTAL                                       4,637     4,847   18,894    5,424     5,708    11,132
                                                                       ------    ------   ------   ------    ------    ------

     OTHER RENTAL OPERATIONS:
     OTHER                                                                  0         0       (1)       0         0         0
                                                                       ------    ------   ------   ------    ------    ------
                         SUBTOTAL                                           0         0       (1)       0         0         0
                                                                       ------    ------   ------   ------    ------    ------

     PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS
     RENTAL REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
      101 INDEPENDENCE CENTER                                             647        21    5,294        2         0         2
      333 JOHN CARLYLE                                                     (3)        3    1,316        0         0         0
      1900 DUKE STREET                                                     (2)       (1)   1,129        0         0         0
                                                                       ------    ------   ------   ------    ------    ------
          TOTAL PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS
             RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
             OPERATING EXPENSES                                           642        23    7,739        2         0         2
                                                                       ------    ------   ------   ------    ------    ------

          TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS
             RENTAL PROPERTY OPERATING EXPENSES                        15,210    14,149   67,288   14,744    14,857    29,601
                                                                       ------    ------   ------   ------    ------    ------

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                       2001     2002     2003    2004 1st  2004 2nd  2004 3rd
                                                                      -------  -------  -------  --------  --------  --------
(E)  DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
     LESS RENTAL PROPERTY OPERATING EXPENSES (1):
      NORTHSIDE/ALPHARETTA I                                            1,641    1,819    1,606      386       411       463
      NORTHSIDE/ALPHARETTA II                                           2,335    2,255    2,160      579       592       605
      101 SECOND STREET                                                13,616   14,557   10,632    2,320     2,322     2,150
      55 SECOND STREET                                                      0   12,724   27,073    1,652     1,950     1,495
      AT&T WIRELESS SERVICES HEADQUARTERS                               5,732    5,718    2,828        0         0         0
      CERRITOS CORPORATE CENTER-PHASE II                                1,415    2,322    1,128        0         0         0
      PRESIDENTIAL MARKETCENTER                                         3,451    3,731    2,396        0         0         0
      MIRA MESA MARKETCENTER                                            5,636    5,956    2,298        0         0         0
      PERIMETER EXPO                                                    3,226    3,178    2,404        0         0         0
      SALEM ROAD STATION                                                  556      505        0        0         0         0
      THE SHOPS OF LAKE TUSCALOOSA                                          0        0       18      132       145       151
      HANOVER SQUARE SOUTH                                                  0        0        0        0         0         0
      OTHER                                                               100       94       98       22         0         0
                                                                      -------  -------  -------   ------    ------    ------
          TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY
             REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES          37,708   52,859   52,641    5,091     5,420     4,864
                                                                      -------  -------  -------   ------    ------    ------

     RESIDENTIAL LOT/TRACT FFO:

(G)   TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)               2,011    2,338    7,390    1,967     1,267     8,836
(G)   TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)             1,098      671      472      991        80       937
                                                                      -------  -------  -------   ------    ------    ------
               TOTAL TRACT SALES NET OF COS                             3,109    3,009    7,862    2,958     1,347     9,773
                                                                      -------  -------  -------   ------    ------    ------

(G)   LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)                   772    1,622    2,803    1,398     1,188     1,122
(G)   LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)                 645    1,281    3,428    1,724     1,389     1,011
                                                                      -------  -------  -------   ------    ------    ------
               TOTAL LOT SALES NET OF COS                               1,417    2,903    6,231    3,122     2,577     2,133
                                                                      -------  -------  -------   ------    ------    ------

(G)   INTEREST - JOINT VENTURE (1)                                          0        0        0      (20)      (37)      (39)
(G)   DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                 0        0        0        0         0         0
(G)   OTHER - JOINT VENTURE (1)                                           (23)      (3)    (156)     (38)       (7)      (43)
                                                                      -------  -------  -------   ------    ------    ------

                                                                      -------  -------  -------   ------    ------    ------
          TOTAL RESIDENTIAL LOT/TRACT FFO                               4,503    5,909   13,937    6,022     3,880    11,824
                                                                      -------  -------  -------   ------    ------    ------

                                                                      -------  -------  -------   ------    ------    ------
     DEVELOPMENT INCOME                                                 6,179    4,625    2,870      512     1,045       624
                                                                      -------  -------  -------   ------    ------    ------

                                                                      -------  -------  -------   ------    ------    ------
     MANAGEMENT FEES                                                    7,966    9,313    8,519    2,074     2,140     2,242
                                                                      -------  -------  -------   ------    ------    ------

                                                                      -------  -------  -------   ------    ------    ------
     LEASING & OTHER FEES                                               5,344    4,297    6,991      643       782     1,518
                                                                      -------  -------  -------   ------    ------    ------

                                                                      -------  -------  -------   ------    ------    ------
     INTEREST INCOME & OTHER:                                           6,061    4,393    3,940      448       107     1,094
                                                                      -------  -------  -------   ------    ------    ------

                                                                      -------  -------  -------   ------    ------    ------
     GENERAL & ADMINISTRATIVE EXPENSES                                (26,734) (27,699) (29,606)  (7,983)   (8,605)   (8,431)
                                                                      -------  -------  -------   ------    ------    ------

                                                                      2004 4th   2004    2005 1st  2005 2nd  2005 YTD
                                                                      --------  -------  --------  --------  --------
(E)  DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
     LESS RENTAL PROPERTY OPERATING EXPENSES (1):
      NORTHSIDE/ALPHARETTA I                                               79     1,339      (4)        (5)       (9)
      NORTHSIDE/ALPHARETTA II                                             216     1,992      (6)       (16)      (22)
      101 SECOND STREET                                                   (22)    6,770       7         53        60
      55 SECOND STREET                                                    (30)    5,067       2          9        11
      AT&T WIRELESS SERVICES HEADQUARTERS                                   0         0       0          0         0
      CERRITOS CORPORATE CENTER-PHASE II                                    0         0       0          0         0
      PRESIDENTIAL MARKETCENTER                                             0         0       0          0         0
      MIRA MESA MARKETCENTER                                                0         0      69          0        69
      PERIMETER EXPO                                                        0         0       0          0         0
      SALEM ROAD STATION                                                    0         0       0          0         0
      THE SHOPS OF LAKE TUSCALOOSA                                        142       570       0          0         0
      HANOVER SQUARE SOUTH                                                  0         0     (10)       140       130
      OTHER                                                                 0        22       0          0         0
                                                                       ------   -------  ------     ------   -------
          TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY
             REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES             385    15,760      58        181       239
                                                                       ------   -------  ------     ------   -------

     RESIDENTIAL LOT/TRACT FFO:

(G)   TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)              17,557    29,627   6,766      5,512    12,278
(G)   TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)               227     2,235      82         (2)       80
                                                                       ------   -------  ------     ------   -------
               TOTAL TRACT SALES NET OF COS                            17,784    31,862   6,848      5,510    12,358
                                                                       ------   -------  ------     ------   -------

(G)   LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)                   985     4,693     492      1,426     1,918
(G)   LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)               2,826     6,950   1,853      1,661     3,514
                                                                       ------   -------  ------     ------   -------
               TOTAL LOT SALES NET OF COS                               3,811    11,643   2,345      3,087     5,432
                                                                       ------   -------  ------     ------   -------

(G)   INTEREST - JOINT VENTURE (1)                                        (39)     (135)    (38)       (39)      (77)
(G)   DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                 0         0     (62)         0       (62)
(G)   OTHER - JOINT VENTURE (1)                                          (132)     (220)    (86)       176        90
                                                                       ------   -------  ------     ------   -------

                                                                       ------   -------  ------     ------   -------
          TOTAL RESIDENTIAL LOT/TRACT FFO                              21,424    43,150   9,007      8,734    17,741
                                                                       ------   -------  ------     ------   -------

                                                                       ------   -------  ------     ------   -------
     DEVELOPMENT INCOME                                                 1,129     3,310     497        684     1,181
                                                                       ------   -------  ------     ------   -------

                                                                       ------   -------  ------     ------   -------
     MANAGEMENT FEES                                                    2,248     8,704   2,307      2,287     4,594
                                                                       ------   -------  ------     ------   -------

                                                                       ------   -------  ------     ------   -------
     LEASING & OTHER FEES                                               1,520     4,463   1,048        998     2,046
                                                                       ------   -------  ------     ------   -------

                                                                       ------   -------  ------     ------   -------
     INTEREST INCOME & OTHER:                                             879     2,528     305        414       719
                                                                       ------   -------  ------     ------   -------

                                                                       ------   -------  ------     ------   -------
     GENERAL & ADMINISTRATIVE EXPENSES                                 (8,683)  (33,702) (8,676)    (8,217)  (16,893)
                                                                       ------   -------  ------     ------   -------

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                       2001     2002     2003    2004 1st  2004 2nd  2004 3rd
                                                                      -------  -------  -------  --------  --------  --------
    INTEREST EXPENSE CONSOLIDATED:
     CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%               (9,910)  (4,738)  (3,320)    (472)     (753)     (106)
     CREDIT FACILITY - FLOATING @ LIBOR + .90% to 1.50%                     0        0        0        0         0      (356)
     NOTE PAYABLE, UNSECURED - 8.04%                                        0        0     (598)    (489)     (466)     (466)
     PERIMETER EXPO DEBT - 8.04%                                       (1,662)  (1,637)  (1,087)       0         0         0
     BANK OF AMERICA PLAZA FINANCING - 6.677%                          (4,583)    (868)       0        0         0         0
     BANK OF AMERICA PLAZA FINANCING - 6.9575%                              0   (8,974) (10,718)  (2,605)   (2,592)   (2,610)
     101 INDEPENDENCE CENTER DEBT - 8.22%                              (3,827)  (3,755)  (3,673)    (905)     (899)     (269)
     LAKESHORE PARK PLAZA  DEBT - 6.78%                                  (710)    (696)    (682)    (168)     (167)     (166)
     MERIDIAN MARK PLAZA DEBT - 8.27%                                  (2,118)  (2,097)  (2,074)    (515)     (513)     (511)
     1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%                       (579)  (3,456)  (3,419)    (849)     (440)        0
     100 NORTH POINT CENTER EAST DEBT - 7.86%                               0        0      (79)    (232)     (232)     (233)
     200 NORTH POINT CENTER EAST DEBT - 7.86%                               0        0      (70)    (205)     (205)     (209)
     333 & 555 NORTH POINT CENTER  DEBT - 7%                             (384)  (2,282)  (2,246)    (556)     (553)     (550)
     THE AVENUE EAST COBB DEBT - 8.39%                                 (3,277)  (3,250)  (3,220)    (800)     (798)     (796)
     600 UNIVERSITY PARK DEBT - 7.38%                                    (492)  (1,042)  (1,032)    (256)     (255)     (255)
     CEDAR GROVE LAKES  DEBT - 8%                                           0     (148)       0        0         0         0
     CALLAWAY GARDENS  DEBT - 6%                                            0      (13)      14        0         0         0
     OTHER                                                                (22)     (19)     (55)      (7)       (4)       (4)
     CAPITALIZED                                                        9,712    5,934    9,683    3,340     3,433     3,778
                                                                      -------  -------  -------   ------    ------    ------
         TOTAL INTEREST EXPENSE CONSOLIDATED                          (17,852) (27,041) (22,576)  (4,719)   (4,444)   (2,753)
                                                                      -------  -------  -------   ------    ------    ------

    LOSS ON EXTINGUISHMENT OF DEBT                                          0   (3,501)       0        0         0         0
                                                                      -------  -------  -------   ------    ------    ------

    OTHER EXPENSES - CONTINUING OPERATIONS:
     PROPERTY TAXES                                                      (619)    (675)    (768)    (166)     (222)     (124)
     MINORITY INTEREST EXPENSE                                         (1,553)  (1,589)  (1,613)    (398)     (397)     (401)
     PREDEVELOPMENT & OTHER                                              (708)  (1,558)  (1,677)    (226)     (305)     (453)
                                                                      -------  -------  -------   ------    ------    ------
         TOTAL OTHER EXPENSES                                          (2,880)  (3,822)  (4,058)    (790)     (924)     (978)
                                                                      -------  -------  -------   ------    ------    ------

(E) OTHER EXPENSES - DISCONTINUED OPERATIONS:
     INTEREST EXPENSE                                                  (9,758) (10,382)  (9,459)  (2,017)   (2,011)   (1,780)
     MARK-TO-MARKET DEBT ADJUSTMENT                                         0        0        0        0         0         0
     MINORITY INTEREST EXPENSE                                         (2,063)  (1,710)    (624)       0         0         0
                                                                      -------  -------  -------   ------    ------    ------
         TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS               (11,821) (12,092) (10,083)  (2,017)   (2,011)   (1,780)
                                                                      -------  -------  -------   ------    ------    ------

    INCOME TAX (PROVISION)/BENEFIT:
     CONTINUING OPERATIONS                                                691   (1,526)  (2,596)    (836)      (17)     (713)
(E)  DISCONTINUED OPERATIONS (1)                                         (136)    (139)       0        0         0         0
                                                                      -------  -------  -------   ------    ------    ------
         TOTAL INCOME TAX (PROVISION)/BENEFIT                             555   (1,665)  (2,596)    (836)      (17)     (713)
                                                                      -------  -------  -------   ------    ------    ------

    DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(H)  CONSOLIDATED                                                      (2,166)  (2,148)  (2,511)    (635)     (700)     (659)
                                                                      -------  -------  -------   ------    ------    ------
         TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION             (2,166)  (2,148)  (2,511)    (635)     (700)     (659)
                                                                      -------  -------  -------   ------    ------    ------

(H) MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)               (95)       0        0        0         0         0
                                                                      -------  -------  -------   ------    ------    ------

                                                                      2004 4th   2004    2005 1st  2005 2nd  2005 YTD
                                                                      --------  -------  --------  --------  --------
    INTEREST EXPENSE CONSOLIDATED:
     CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%                    0    (1,331)       0         0         0
     CREDIT FACILITY - FLOATING @ LIBOR + .90% to 1.50%                  (408)     (764)    (452)     (751)   (1,203)
     NOTE PAYABLE, UNSECURED - 8.04%                                     (461)   (1,882)    (458)     (452)     (910)
     PERIMETER EXPO DEBT - 8.04%                                            0         0        0         0         0
     BANK OF AMERICA PLAZA FINANCING - 6.677%                               0         0        0         0         0
     BANK OF AMERICA PLAZA FINANCING - 6.9575%                         (2,599)  (10,406)  (2,532)   (2,548)   (5,080)
     101 INDEPENDENCE CENTER DEBT - 8.22%                                   0    (2,073)       0         0         0
     LAKESHORE PARK PLAZA  DEBT - 6.78%                                  (165)     (666)    (164)     (163)     (327)
     MERIDIAN MARK PLAZA DEBT - 8.27%                                    (509)   (2,048)    (507)     (506)   (1,013)
     1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%                          0    (1,289)       0         0         0
     100 NORTH POINT CENTER EAST DEBT - 7.86%                            (235)     (932)    (230)     (232)     (462)
     200 NORTH POINT CENTER EAST DEBT - 7.86%                            (207)     (826)    (204)     (206)     (410)
     333 & 555 NORTH POINT CENTER  DEBT - 7%                             (548)   (2,207)    (545)     (543)   (1,088)
     THE AVENUE EAST COBB DEBT - 8.39%                                   (794)   (3,188)    (792)     (789)   (1,581)
     600 UNIVERSITY PARK DEBT - 7.38%                                    (254)   (1,020)    (254)     (253)     (507)
     CEDAR GROVE LAKES  DEBT - 8%                                           0         0        0         0         0
     CALLAWAY GARDENS  DEBT - 6%                                            0         0        0         0         0
     OTHER                                                                 (4)      (19)      (3)        2        (1)
     CAPITALIZED                                                        3,477    14,028    3,360     4,338     7,698
                                                                       ------   -------   ------    ------    ------
         TOTAL INTEREST EXPENSE CONSOLIDATED                           (2,707)  (14,623)  (2,781)   (2,103)   (4,884)
                                                                       ------   -------   ------    ------    ------

    LOSS ON EXTINGUISHMENT OF DEBT                                          0         0        0         0         0
                                                                       ------   -------   ------    ------    ------

    OTHER EXPENSES - CONTINUING OPERATIONS:
     PROPERTY TAXES                                                      (152)     (664)    (119)     (160)     (279)
     MINORITY INTEREST EXPENSE                                           (221)   (1,417)    (392)     (397)     (789)
     PREDEVELOPMENT & OTHER                                              (300)   (1,284)      77      (226)     (149)
                                                                       ------   -------   ------    ------    ------
         TOTAL OTHER EXPENSES                                            (673)   (3,365)    (434)     (783)   (1,217)
                                                                       ------   -------   ------    ------    ------

(E) OTHER EXPENSES - DISCONTINUED OPERATIONS:
     INTEREST EXPENSE                                                     (62)   (5,870)       0         0         0
     MARK-TO-MARKET DEBT ADJUSTMENT                                      (605)     (605)       0         0         0
     MINORITY INTEREST EXPENSE                                              0         0        0         0         0
                                                                       ------   -------   ------    ------    ------
         TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS                  (667)   (6,475)       0         0         0
                                                                       ------   -------   ------    ------    ------

    INCOME TAX (PROVISION)/BENEFIT:
     CONTINUING OPERATIONS                                             (1,178)   (2,744)    (869)   (1,057)   (1,926)
(E)  DISCONTINUED OPERATIONS (1)                                            0         0       17       (41)      (24)
                                                                       ------   -------   ------    ------    ------
         TOTAL INCOME TAX (PROVISION)/BENEFIT                          (1,178)   (2,744)    (852)   (1,098)   (1,950)
                                                                       ------   -------   ------    ------    ------

    DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(H)  CONSOLIDATED                                                        (658)   (2,652)    (678)     (686)   (1,364)
                                                                       ------   -------   ------    ------    ------
         TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION               (658)   (2,652)    (678)     (686)   (1,364)
                                                                       ------   -------   ------    ------    ------

(H) MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)                 0         0        0         0         0
                                                                       ------   -------   ------    ------    ------

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                       2001     2002     2003    2004 1st  2004 2nd  2004 3rd
                                                                      -------  -------  -------  --------  --------  --------
 (F)   JOINT VENTURE FFO (EXCLUDING TEMCO & CL REALTY) (1):
        WILDWOOD ASSOCIATES                                             9,724   10,870   10,051    2,105     2,374     2,216
        WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE
          PROPERTY                                                          0        0     (551)       0         0         0
        CP VENTURE TWO LLC                                              2,435    2,274    2,080      520       530       536
        CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE
          PROPERTY                                                          0        0     (985)       0         0         0
        COUSINS LORET VENTURE, L.L.C.                                   3,798    3,653    3,242      869       904       299
        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)                       1,038    1,120    1,203      333       290       335
        BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)                 279      350      365       73       112        88
        TEN PEACHTREE PLACE ASSOCIATES                                    277     (488)   1,539      482       349       353
        CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)                   14,614   15,368   15,789    3,904     3,891     3,796
        285 VENTURE, LLC (1155 PERIMETER CENTER WEST)                   3,878    3,998    3,102      445     2,587       231
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)                            756    3,180    3,412      856       904       706
        CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)                  620    1,208    1,208      302       302       302
        CRAWFORD LONG - CPI, LLC                                            0    1,728    1,685      311       357       349
        905 JUNIPER, LLC                                                    0        0        0        0         0         0
        OTHER                                                             158        0        0      924         0         0
                                                                      -------  -------  -------  -------   -------   -------
            TOTAL SHARE OF JOINT VENTURE FFO                           37,577   43,261   42,140   11,124    12,600     9,211
                                                                      -------  -------  -------  -------   -------   -------

       PREFERRED STOCK DIVIDENDS                                            0        0   (3,358)  (1,938)   (1,937)   (1,937)
                                                                      -------  -------  -------  -------   -------   -------

       FFO AVAILABLE TO COMMON STOCKHOLDERS                           108,122  113,366  124,965   26,995    25,266    29,336
                                                                      =======  =======  =======  =======   =======   =======

       GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
        CONTINUING OPERATIONS                                          23,496    6,254  100,558    2,066    36,500    50,082
 (G)    LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES       (2,011)  (2,143)  (7,270)  (1,967)   (1,267)   (8,836)
        DISCONTINUED OPERATIONS                                             0    1,174   93,459      648         0    67,291
        SHARE OF UNCONSOLIDATED JOINT VENTURES                              0        0        0        0         0    99,300
                                                                      -------  -------  -------  -------   -------   -------
            TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET           21,485    5,285  186,747      747    35,233   207,837
                                                                      -------  -------  -------  -------   -------   -------

       DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
 (IH    CONSOLIDATED                                                  (30,624) (34,154) (36,966)  (9,857)   (8,084)   (7,676)
 (H)    MINORITY INTEREST SHARE                                            95        0        0        0         0         0
(E,H)   DISCONTINUED OPERATIONS                                       (11,862) (18,085) (14,678)  (2,318)   (1,879)   (1,057)
(G,H)   SHARE OF UNCONSOLIDATED JOINT VENTURES                        (16,400) (18,540) (21,265)  (4,725)   (4,829)   (3,701)
                                                                      -------  -------  -------  -------   -------   -------
            TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION             (58,791) (70,779) (72,909) (16,900)  (14,792)  (12,434)
                                                                      -------  -------  -------  -------   -------   -------

       NET INCOME AVAILABLE TO COMMON STOCKHOLDERS                     70,815   47,872  238,803   10,842    45,707   224,739
                                                                      =======  =======  =======  =======   =======   =======

                                                                      2004 4th   2004    2005 1st  2005 2nd  2005 YTD
                                                                      --------  -------  --------  --------  --------
 (F)   JOINT VENTURE FFO (EXCLUDING TEMCO & CL REALTY) (1):
        WILDWOOD ASSOCIATES                                            (1,798)    4,897      (18)      (69)      (87)
        WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE
          PROPERTY                                                          0         0        0         0         0
        CP VENTURE TWO LLC                                                484     2,070      442       463       905
        CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE
          PROPERTY                                                       (209)     (209)       0         0         0
        COUSINS LORET VENTURE, L.L.C.                                      (8)    2,064        0        (1)       (1)
        CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)                      (1,259)     (301)       1         0         1
        BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)                 134       407      115       115       230
        TEN PEACHTREE PLACE ASSOCIATES                                    349     1,533      348       373       721
        CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)                    3,690    15,281    3,666     3,706     7,372
        285 VENTURE, LLC (1155 PERIMETER CENTER WEST)                     229     3,492      257       260       517
        CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)                             (1)    2,465        2         0         2
        CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)                  302     1,208      302       285       587
        CRAWFORD LONG - CPI, LLC                                          430     1,447      440       483       923
        905 JUNIPER, LLC                                                    0         0        0       514       514
        OTHER                                                               0       924        0         0         0
                                                                      -------   -------  -------   -------   -------
            TOTAL SHARE OF JOINT VENTURE FFO                            2,343    35,278    5,555     6,129    11,684
                                                                      -------   -------  -------   -------   -------

       PREFERRED STOCK DIVIDENDS                                       (2,230)   (8,042)  (3,813)   (3,812)   (7,625)
                                                                      -------   -------  -------   -------   -------

       FFO AVAILABLE TO COMMON STOCKHOLDERS                            27,281   108,878   16,287    17,585    33,872
                                                                      =======   =======  =======   =======   =======

       GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
        CONTINUING OPERATIONS                                          29,408   118,056    6,827     5,578    12,405
 (G)    LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES      (17,557)  (29,627)  (6,766)   (5,512)  (12,278)
        DISCONTINUED OPERATIONS                                        13,988    81,927       37         0        37
        SHARE OF UNCONSOLIDATED JOINT VENTURES                         76,965   176,265      348       (36)      312
                                                                      -------   -------  -------   -------   -------
            TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET          102,804   346,621      446        30       476
                                                                      -------   -------  -------   -------   -------

       DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
 (IH    CONSOLIDATED                                                   (8,962)  (34,579)  (8,694)   (8,837)  (17,531)
 (H)    MINORITY INTEREST SHARE                                             0         0        0         0         0
(E,H)   DISCONTINUED OPERATIONS                                           (44)   (5,298)     (37)      (31)      (68)
(G,H)   SHARE OF UNCONSOLIDATED JOINT VENTURES                         (2,625)  (15,880)  (2,477)   (2,281)   (4,758)
                                                                      -------   -------  -------   -------   -------
            TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION             (11,631)  (55,757) (11,208)  (11,149)  (22,357)
                                                                      -------   -------  -------   -------   -------

       NET INCOME AVAILABLE TO COMMON STOCKHOLDERS                    118,454   399,742    5,525     6,466    11,991
                                                                      =======   =======  =======   =======   =======

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                JOINT VENTURES                                    2001     2002     2003    2004 1st  2004 2nd  2004 3rd
                                                                 -------  -------  -------  --------  --------  --------
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY                                          10,803   11,182    8,462     2,197     2,254     2,268
2500 WINDY RIDGE PARKWAY                                           5,037    4,992    4,673     1,069     1,183       921
3200 WINDY HILL ROAD (WILDWOOD PLAZA)                             11,462   12,217   13,181     2,571     2,847     2,939
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)                            3,458    3,803    3,851       960       962       843
4200 WILDWOOD PARKWAY (GE)                                         4,711    4,853    4,690     1,193     1,194     1,048
BANK/RESTAURANT GROUND LEASES                                      1,161    1,081    1,287       326       336       321
                                                                 -------  -------  -------    ------    ------    ------
                                                                  36,632   38,128   36,144     8,316     8,776     8,340
                                                                 -------  -------  -------    ------    ------    ------
INTEREST EXPENSE:
2300 DEBT - 7.56%                                                 (4,754)  (4,546)  (4,359)   (1,064)   (1,054)   (1,042)
2500 DEBT - 7.45%                                                 (1,708)  (1,642)  (1,571)     (381)     (376)     (348)
3200 DEBT - 8.23%                                                 (5,524)  (5,389)  (5,218)   (1,275)   (1,263)   (1,252)
4100/4300 DEBT - 7.65%                                            (2,150)  (2,097)  (2,030)     (493)     (489)     (431)
4200 DEBT - 6.78%                                                 (2,877)  (2,812)  (2,737)     (665)     (659)     (574)
LINE OF CREDIT - FLOATING @ LIBOR + .75%                               0        0        0         0         0         0
INTEREST CAPITALIZED                                                   0        0        0         0         0         0
                                                                 -------  -------  -------    ------    ------    ------
                                                                 (17,014) (16,486) (15,915)   (3,878)   (3,841)   (3,647)
MARK-TO-MARKET DEBT ADJUSTMENT                                         0        0        0         0         0         0
OTHER, NET                                                          (169)      96      478      (102)      (41)     (110)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                  0        0      (45)       (8)      (10)       (9)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                0        0   (1,101)        0         0         0
                                                                 -------  -------  -------    ------    ------    ------

FUNDS FROM OPERATIONS                                             19,449   21,738   19,561     4,328     4,884     4,574

DEPRECIATION & AMORTIZATION OF REAL ESTATE                        (9,003)  (9,022)  (9,364)   (2,151)   (2,197)   (2,037)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                 0        0        0         0         0    84,008
                                                                 -------  -------  -------    ------    ------    ------

NET INCOME                                                        10,446   12,716   10,197     2,177     2,687    86,545
                                                                 =======  =======  =======    ======    ======    ======

COUSINS' SHARE OF WILDWOOD ASSOCIATES (2):                            50%      50%      50%       50%       50%       50%
                                                                 =======  =======  =======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                             18,316   19,065   17,796     4,099     4,321     4,100
     INTEREST EXPENSE                                             (8,507)  (8,243)  (7,960)   (1,939)   (1,921)   (1,824)
     MARK-TO-MARKET DEBT ADJUSTMENT                                    0        0        0         0         0         0
     OTHER, NET                                                      (85)      48      238       (51)      (21)      (55)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0        0      (23)       (4)       (5)       (5)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                           0        0     (551)        0         0         0
                                                                 -------  -------  -------    ------    ------    ------
          FUNDS FROM OPERATIONS                                    9,724   10,870    9,500     2,105     2,374     2,216
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (4,502)  (4,512)  (4,682)   (1,076)   (1,097)   (1,012)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET            0        0        0         0         0    41,577
                                                                 -------  -------  -------    ------    ------    ------
          NET INCOME                                               5,222    6,358    4,818     1,029     1,277    42,781
                                                                 =======  =======  =======    ======    ======    ======

                JOINT VENTURES                                   2004 4th   2004    2005 1st  2005 2nd  2005 YTD
                                                                 --------  -------  --------  --------  --------
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY                                              411    7,130         2        (3)       (1)
2500 WINDY RIDGE PARKWAY                                               (9)   3,164         0        (1)       (1)
3200 WINDY HILL ROAD (WILDWOOD PLAZA)                                 504    8,861       (10)       (4)      (14)
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)                                (1)   2,764         0         0         0
4200 WILDWOOD PARKWAY (GE)                                             (1)   3,434         0         0         0
BANK/RESTAURANT GROUND LEASES                                          58    1,041        14       (16)       (2)
                                                                  -------  -------       ---      ----      ----
                                                                      962   26,394         6       (24)      (18)
                                                                  -------  -------       ---      ----      ----
INTEREST EXPENSE:
2300 DEBT - 7.56%                                                    (222)  (3,382)        0         0         0
2500 DEBT - 7.45%                                                       0   (1,105)        0         0         0
3200 DEBT - 8.23%                                                    (266)  (4,056)        0         0         0
4100/4300 DEBT - 7.65%                                                  0   (1,413)        0         0         0
4200 DEBT - 6.78%                                                       0   (1,898)        0         0         0
LINE OF CREDIT - FLOATING @ LIBOR + .75%                                0        0         0         0         0
INTEREST CAPITALIZED                                                    0        0         0         0         0
                                                                  -------  -------       ---      ----      ----
                                                                     (488) (11,854)        0         0         0
MARK-TO-MARKET DEBT ADJUSTMENT                                     (3,843)  (3,843)        0         0         0
OTHER, NET                                                            (12)    (265)      (43)     (113)     (156)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                  (3)     (30)        0         0         0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                 0        0         0         0         0
                                                                  -------  -------       ---      ----      ----

FUNDS FROM OPERATIONS                                              (3,384)  10,402       (37)     (137)     (174)

DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (13)  (6,398)       (9)       (9)      (18)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET            116,827  200,835         0         0         0
                                                                  -------  -------       ---      ----      ----

NET INCOME                                                        113,430  204,839       (46)     (146)     (192)
                                                                  =======  =======       ===      ====      ====

COUSINS' SHARE OF WILDWOOD ASSOCIATES (2):                             50%      50%       50%       50%       50%
                                                                  =======  =======       ===      ====      ====
     REVENUES LESS OPERATING EXPENSES                                 375   12,895         3       (12)       (9)
     INTEREST EXPENSE                                                (244)  (5,928)        0         0         0
     MARK-TO-MARKET DEBT ADJUSTMENT                                (1,922)  (1,922)        0         0         0
     OTHER, NET                                                        (6)    (133)      (21)      (57)      (78)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             (1)     (15)        0         0         0
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                            0        0         0         0         0
                                                                  -------  -------       ---      ----      ----
          FUNDS FROM OPERATIONS                                    (1,798)   4,897       (18)      (69)      (87)
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                        (6)  (3,191)       (4)       (5)       (9)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET        57,783   99,360         0         0         0
                                                                  -------  -------       ---      ----      ----
          NET INCOME                                               55,979  101,066       (22)      (74)      (96)
                                                                  =======  =======       ===      ====      ====

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                JOINT VENTURES                                    2001     2002     2003   2004 1st  2004 2nd  2004 3rd
                                                                 -------  -------  ------  --------  --------  --------
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER                                                  4,855    4,021   2,944       733       664       691
GRANDVIEW II                                                       2,192    2,288   2,359       606       609       613
100 NORTH POINT CENTER EAST                                        2,213    1,456   1,239         6         1         0
200 NORTH POINT CENTER EAST                                        1,703    1,047     484        10         3         0
PRESBYTERIAN MEDICAL PLAZA                                           902      912     938       240       235       234
                                                                 -------  -------  ------    ------    ------    ------
    SUBTOTAL OFFICE                                               11,865    9,724   7,964     1,595     1,512     1,538
                                                                 -------  -------  ------    ------    ------    ------

RETAIL:
NORTH POINT MARKETCENTER                                           5,011    4,982   5,156     1,249     1,359     1,345
MANSELL CROSSING II                                                1,141    1,533   1,190       310       319       313
GREENBRIER MARKETCENTER                                            4,533    4,687   4,519     1,143     1,119     1,194
LOS ALTOS MARKETCENTER                                             2,797    2,974   2,976       753       849       807
                                                                 -------  -------  ------    ------    ------    ------
    SUBTOTAL RETAIL                                               13,482   14,176  13,841     3,455     3,646     3,659
                                                                 -------  -------  ------    ------    ------    ------

     TOTAL REVENUES LESS OPERATING EXPENSES                       25,347   23,900  21,805     5,050     5,158     5,197
                                                                 -------  -------  ------    ------    ------    ------

OTHER, NET                                                             1      (52)    (71)      (19)      (52)        0
                                                                 -------  -------  ------    ------    ------    ------

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%                                  (2,323)  (2,264) (2,216)     (546)     (541)     (538)
100 & 200 NORTH POINT CENTER EAST - 7.86%                         (1,853)  (1,815) (1,628)        0
                                                                 -------  -------  ------    ------    ------    ------
    TOTAL INTEREST EXPENSE                                        (4,176)  (4,079) (3,844)     (546)     (541)     (538)
                                                                 -------  -------  ------    ------    ------    ------

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                  0        0       0         0         0         0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                                0        0  (8,567)        0         0         0
                                                                 -------  -------  ------    ------    ------    ------

FUNDS FROM OPERATIONS                                             21,172   19,769   9,323     4,485     4,565     4,659

DEPRECIATION & AMORTIZATION OF REAL ESTATE                       (12,383) (10,639) (9,727)   (1,926)   (1,923)   (1,920)
                                                                 -------  -------  ------    ------    ------    ------

NET INCOME                                                         8,789    9,130    (404)    2,559     2,642     2,739
                                                                 =======  =======  ======    ======    ======    ======

COUSINS' SHARE OF CP VENTURE TWO (2):                              11.50%   11.50%  11.50%    11.50%    11.50%    11.50%
                                                                 =======  =======  ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                              2,915    2,749   2,530       583       592       597
     INTEREST EXPENSE                                               (480)    (470)   (442)      (63)      (62)      (61)
     OTHER, NET                                                        0       (5)     (8)        0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0        0       0         0         0         0
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                           0        0    (985)        0         0         0
                                                                 -------  -------  ------    ------    ------    ------
          FUNDS FROM OPERATIONS                                    2,435    2,274   1,095       520       530       536
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (1,424)  (1,223) (1,119)     (222)     (220)     (221)
                                                                 -------  -------  ------    ------    ------    ------
          NET INCOME                                               1,011    1,051     (24)      298       310       315
                                                                 =======  =======  ======    ======    ======    ======

                JOINT VENTURES                                   2004 4th    2004    2005 1st  2005 2nd  2005 YTD
                                                                 --------   -------  --------  --------  --------
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER                                                     571     2,659         2        15        17
GRANDVIEW II                                                          572     2,400       444       303       747
100 NORTH POINT CENTER EAST                                             0         7         0         0         0
200 NORTH POINT CENTER EAST                                             0        13         0         0         0
PRESBYTERIAN MEDICAL PLAZA                                            257       966       247       248       495
                                                                   ------    ------    ------    ------    ------
    SUBTOTAL OFFICE                                                 1,400     6,045       693       566     1,259
                                                                   ------    ------    ------    ------    ------

RETAIL:
NORTH POINT MARKETCENTER                                            1,189     5,142     1,459     1,426     2,885
MANSELL CROSSING II                                                   285     1,227       314       306       620
GREENBRIER MARKETCENTER                                             1,057     4,513     1,149     1,269     2,418
LOS ALTOS MARKETCENTER                                                692     3,101       774       832     1,606
                                                                   ------    ------    ------    ------    ------
    SUBTOTAL RETAIL                                                 3,223    13,983     3,696     3,833     7,529
                                                                   ------    ------    ------    ------    ------

     TOTAL REVENUES LESS OPERATING EXPENSES                         4,623    20,028     4,389     4,399     8,788
                                                                   ------    ------    ------    ------    ------

OTHER, NET                                                              0       (71)      (56)      (28)      (84)
                                                                   ------    ------    ------    ------    ------

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%                                     (534)   (2,159)     (530)     (522)   (1,052)
100 & 200 NORTH POINT CENTER EAST - 7.86%                                         0         0         0         0
                                                                   ------    ------    ------    ------    ------
    TOTAL INTEREST EXPENSE                                           (534)   (2,159)     (530)     (522)   (1,052)
                                                                   ------    ------    ------    ------    ------

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0         0         0         0         0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                            (1,535)   (1,535)        0         0         0
                                                                   ------    ------    ------    ------    ------

FUNDS FROM OPERATIONS                                               2,554    16,263     3,803     3,849     7,652

DEPRECIATION & AMORTIZATION OF REAL ESTATE                         (1,648)   (7,417)   (1,497)   (1,495)   (2,992)
                                                                   ------    ------    ------    ------    ------

NET INCOME                                                            906     8,846     2,306     2,354     4,660
                                                                   ======    ======    ======    ======    ======

COUSINS' SHARE OF CP VENTURE TWO (2):                               11.50%    11.50%    11.50%    11.50%    11.50%
                                                                   ======    ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                                 546     2,318       510       526     1,036
     INTEREST EXPENSE                                                 (62)     (248)      (61)      (60)     (121)
     OTHER, NET                                                         0         0        (7)       (3)      (10)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS              0         0         0         0         0
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                         (209)     (209)        0         0         0
                                                                   ------    ------    ------    ------    ------
          FUNDS FROM OPERATIONS                                       275     1,861       442       463       905
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                      (189)     (852)     (172)     (172)     (344)
                                                                   ------    ------    ------    ------    ------
          NET INCOME                                                   86     1,009       270       291       561
                                                                   ======    ======    ======    ======    ======

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                JOINT VENTURES                                    2001     2002     2003   2004 1st  2004 2nd  2004 3rd
                                                                 ------   -------  ------  --------  --------  --------
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK                                                      5,093     4,446   3,771     1,029     1,075       357
THE PINNACLE                                                      9,652     9,986   9,751     2,455     2,469       841
                                                                 ------    ------  ------    ------    ------    ------
     TOTAL REVENUES LESS OPERATING EXPENSES                      14,745    14,432  13,522     3,484     3,544     1,198

INTEREST EXPENSE                                                 (7,192)   (7,109) (7,022)   (1,741)   (1,735)     (596)
CAPITALIZED INTEREST                                                  0         0       0         0         0         0
OTHER, NET                                                           46         0       0         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                (4)      (17)    (16)       (4)       (4)       (1)
                                                                 ------    ------  ------    ------    ------    ------

FUNDS FROM OPERATIONS                                             7,595     7,306   6,484     1,739     1,805       601

DEPRECIATION & AMORTIZATION OF REAL ESTATE                       (7,703)   (8,680) (6,790)   (1,867)   (1,872)      (44)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                0         0       0         0         0    89,919
                                                                 ------    ------  ------    ------    ------    ------

NET INCOME                                                         (108)   (1,374)   (306)     (128)      (67)   90,476
                                                                 ======    ======  ======    ======    ======    ======

COUSINS SHARE OF COUSINS LORET (2):                                  50%       50%     50%       50%       50%       50%
                                                                 ======    ======  ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                             7,373     7,217   6,761     1,742     1,774       598
     INTEREST EXPENSE                                            (3,596)   (3,555) (3,511)     (871)     (868)     (298)
     OTHER, NET                                                      23         0       0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS           (2)       (9)     (8)       (2)       (2)       (1)
                                                                 ------    ------  ------    ------    ------    ------
          FUNDS FROM OPERATIONS                                   3,798     3,653   3,242       869       904       299
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (3,852)   (4,383) (3,395)     (933)     (936)      (20)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET           0         0       0         0         0    45,364
                                                                 ------    ------  ------    ------    ------    ------
          NET INCOME                                                (54)     (730)   (153)      (64)      (32)   45,643
                                                                 ======    ======  ======    ======    ======    ======

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                              3,571     3,661   3,747       988       972       980
INTEREST - 7.0%                                                  (1,493)   (1,420) (1,341)     (323)     (316)     (310)
MARK-TO-MARKET DEBT ADJUSTMENT                                        0         0       0         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                (1)        0      (2)        0         0        (1)
                                                                 ------    ------  ------    ------    ------    ------
FUNDS FROM OPERATIONS                                             2,077     2,241   2,404       665       656       669

DEPRECIATION & AMORTIZATION OF REAL ESTATE                       (1,125)   (1,126) (1,125)     (281)     (282)     (281)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                0         0       0         0         0         0
                                                                 ------    ------  ------    ------    ------    ------

NET INCOME                                                          952     1,115   1,279       384       374       388
                                                                 ======    ======  ======    ======    ======    ======

COUSINS SHARE OF CC-JM II (2):                                       50%       50%     50%       50%       50%       50%
                                                                 ======    ======  ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                             1,786     1,831   1,874       494       448       490
     INTEREST EXPENSE                                              (747)     (711)   (671)     (161)     (158)     (155)
     MARK-TO-MARKET DEBT ADJUSTMENT                                   0         0       0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS           (1)        0       0         0         0         0
                                                                 ------    ------  ------    ------    ------    ------
          FUNDS FROM OPERATIONS                                   1,038     1,120   1,203       333       290       335
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (575)     (575)   (576)     (144)     (144)     (144)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET           0         0       0         0         0         0
                                                                 ------    ------  ------    ------    ------    ------
          NET INCOME                                                463       545     627       189       146       191
                                                                 ======    ======  ======    ======    ======    ======

                JOINT VENTURES                                   2004 4th    2004    2005 1st  2005 2nd  2005 YTD
                                                                 --------   -------  --------  --------  --------
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK                                                           (7)    2,454         0        (2)       (2)
THE PINNACLE                                                           (9)    5,756         0         0         0
                                                                   ------    ------       ---       ---       ---
     TOTAL REVENUES LESS OPERATING EXPENSES                           (16)    8,210         0        (2)       (2)

INTEREST EXPENSE                                                        0    (4,072)        0         0         0
CAPITALIZED INTEREST                                                    0         0         0         0         0
OTHER, NET                                                              0         0         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0        (9)        0         0         0
                                                                   ------    ------       ---       ---       ---

FUNDS FROM OPERATIONS                                                 (16)    4,129         0        (2)       (2)

DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0    (3,783)        0         0         0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                  3    89,922         0       (72)      (72)
                                                                   ------    ------       ---       ---       ---

NET INCOME                                                            (13)   90,268         0       (74)      (74)
                                                                   ======    ======       ===       ===       ===

COUSINS SHARE OF COUSINS LORET (2):                                    50%       50%       50%       50%       50%
                                                                   ======    ======       ===       ===       ===
     REVENUES LESS OPERATING EXPENSES                                  (8)    4,106         0        (1)       (1)
     INTEREST EXPENSE                                                   0    (2,037)        0         0         0
     OTHER, NET                                                         0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS              0        (5)        0         0         0
                                                                   ------    ------       ---       ---       ---
          FUNDS FROM OPERATIONS                                        (8)    2,064         0        (1)       (1)
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                         0    (1,889)        0         0         0
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET           (24)   45,340         0       (36)      (36)
                                                                   ------    ------       ---       ---       ---
          NET INCOME                                                  (32)   45,515         0       (37)      (37)
                                                                   ======    ======       ===       ===       ===

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                                  215     3,155         0         0         0
INTEREST - 7.0%                                                       (76)   (1,025)        0         0         0
MARK-TO-MARKET DEBT ADJUSTMENT                                     (2,657)   (2,657)        0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                   0        (1)        0         0         0
                                                                   ------    ------       ---       ---       ---
FUNDS FROM OPERATIONS                                              (2,518)     (528)        0         0         0

DEPRECIATION & AMORTIZATION OF REAL ESTATE                              0      (844)        0         0         0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET             38,917    38,917       696         0       696
                                                                   ------    ------       ---       ---       ---

NET INCOME                                                         36,399    37,545       696         0       696
                                                                   ======    ======       ===       ===       ===

COUSINS SHARE OF CC-JM II (2):                                         50%       50%       50%       50%       50%
                                                                   ======    ======       ===       ===       ===
     REVENUES LESS OPERATING EXPENSES                                 108     1,540         1         0         1
     INTEREST EXPENSE                                                 (39)     (513)        0         0         0
     MARK-TO-MARKET DEBT ADJUSTMENT                                (1,328)   (1,328)        0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS              0         0         0         0         0
                                                                   ------    ------       ---       ---       ---
          FUNDS FROM OPERATIONS                                    (1,259)     (301)        1         0         1
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                        (3)     (435)        0        (1)       (1)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET        19,212    19,212       348         0       348
                                                                   ------    ------       ---       ---       ---
          NET INCOME                                               17,950    18,476       349        (1)      348
                                                                   ======    ======       ===       ===       ===

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                 JOINT VENTURES                              2001     2002     2003    2004 1st  2004 2nd  2004 3rd  2004 4th
                                                             ----     ----     ----    --------  --------  --------  --------
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                           558      696      727      146       224       176       269
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0        0        0         0         0         0
                                                            ------   ------   ------    -----     -----     -----     -----
FUNDS FROM OPERATIONS                                          558      696      727      146       224       176       269

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (691)    (829)    (547)    (171)     (171)     (170)     (174)
                                                            ------   ------   ------    -----     -----     -----     -----
NET INCOME                                                    (133)    (133)     180      (25)       53         6        95
                                                            ======   ======   ======    =====     =====     =====     =====
COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):                    50%      50%      50%      50%       50%       50%       50%
                                                            ======   ======   ======    =====     =====     =====     =====
     REVENUES LESS OPERATING EXPENSES                          279      350      365       73       112        88       134
     INTEREST EXPENSE                                            0        0        0        0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0        0        0         0         0         0
                                                            ------   ------   ------    -----     -----     -----     -----
          FUNDS FROM OPERATIONS                                279      350      365       73       112        88       134
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (346)    (415)    (274)     (86)      (86)      (85)      (86)
                                                            ------   ------   ------    -----     -----     -----     -----
          NET INCOME                                           (67)     (65)      91      (13)       26         3        48
                                                            ======   ======   ======    =====     =====     =====     =====
TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         2,569     (518)   3,324    1,078     1,114     1,119     1,111
INTEREST - 5.39%                                            (1,234)    (457)    (246)    (115)     (414)     (414)     (413)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS          (11)       0        0        0         0         0         0
                                                            ------   ------   ------    -----     -----     -----     -----
FUNDS FROM OPERATIONS                                        1,324     (975)   3,078      963       700       705       698

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (588)    (727)  (2,016)    (571)     (569)     (569)     (569)
                                                            ------   ------   ------    -----     -----     -----     -----
NET INCOME                                                     736   (1,702)   1,062      392       131       136       129
                                                            ======   ======   ======    =====     =====     =====     =====
COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):            50%      50%      50%      50%       50%       50%       50%
                                                            ======   ======   ======    =====     =====     =====     =====
     REVENUES LESS OPERATING EXPENSES                          885     (259)   1,662      539       556       560       556
     INTEREST EXPENSE                                         (606)    (229)    (123)     (57)     (207)     (207)     (207)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS      (2)       0        0        0         0         0         0
                                                            ------   ------   ------    -----     -----     -----     -----
          FUNDS FROM OPERATIONS                                277     (488)   1,539      482       349       353       349
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (134)    (365)  (1,007)    (286)     (285)     (280)     (283)
                                                            ------   ------   ------    -----     -----     -----     -----
          NET INCOME                                           143     (853)     532      196        64        73        66
                                                            ======   ======   ======    =====     =====     =====     =====

                 JOINT VENTURES                              2004   2005 1st  2005 2nd  2005 YTD
                                                             ----   --------  --------  --------
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                           815      230       231       461
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0         0         0
                                                            ------    -----     -----    ------
FUNDS FROM OPERATIONS                                          815      230       231       461

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (686)    (125)     (166)     (291)
                                                            ------    -----     -----    ------
NET INCOME                                                     129      105        65       170
                                                            ======    =====     =====    ======
COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):                    50%      50%       50%       50%
                                                            ======    =====     =====    ======
     REVENUES LESS OPERATING EXPENSES                          407      115       115       230
     INTEREST EXPENSE                                            0        0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0         0         0
                                                            ------    -----     -----    ------
          FUNDS FROM OPERATIONS                                407      115       115       230
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (343)     (62)      (83)     (145)
                                                            ------    -----     -----    ------
          NET INCOME                                            64       53        32        85
                                                            ======    =====     =====    ======
TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         4,422    1,107     1,155     2,262
INTEREST - 5.39%                                            (1,356)    (411)     (410)     (821)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0         0         0
                                                            ------    -----     -----    ------
FUNDS FROM OPERATIONS                                        3,066      696       745     1,441

DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (2,278)    (569)     (569)   (1,138)
                                                            ------    -----     -----    ------
NET INCOME                                                     788      127       176       303
                                                            ======    =====     =====    ======
COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):            50%      50%       50%       50%
                                                            ======    =====     =====    ======
     REVENUES LESS OPERATING EXPENSES                        2,211      554       578     1,132
     INTEREST EXPENSE                                         (678)    (206)     (205)     (411)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0         0         0
                                                            ------    -----     -----    ------
          FUNDS FROM OPERATIONS                              1,533      348       373       721
     DEPRECIATION & AMORTIZATION OF REAL ESTATE             (1,134)    (282)     (282)     (564)
                                                            ------    -----     -----    ------
          NET INCOME                                           399       66        91       157
                                                            ======    =====     =====    ======

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                 JOINT VENTURES                              2001     2002     2003    2004 1st  2004 2nd  2004 3rd  2004 4th
                                                             ----     ----     ----    --------  --------  --------  --------
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                        29,227   30,735   31,577     7,813     7,789     7,602     7,389
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0        0        (6)       (8)      (10)      (10)
                                                            ------   ------   ------    ------    ------    ------    ------
FUNDS FROM OPERATIONS                                       29,227   30,735   31,577     7,807     7,781     7,592     7,379

DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (7,653)  (7,654)  (7,616)   (1,900)   (1,866)   (1,837)   (1,837)
                                                            ------   ------   ------    ------    ------    ------    ------
NET INCOME                                                  21,574   23,081   23,961     5,907     5,915     5,755     5,542
                                                            ======   ======   ======    ======    ======    ======    ======
COUSINS SHARE OF CSC ASSOCIATES (2):                            50%      50%      50%       50%       50%       50%       50%
                                                            ======   ======   ======    ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                       14,614   15,368   15,789     3,907     3,895     3,801     3,695
     INTEREST EXPENSE                                            0        0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0        0        (3)       (4)       (5)       (5)
                                                            ------   ------   ------    ------    ------    ------    ------
          FUNDS FROM OPERATIONS                             14,614   15,368   15,789     3,904     3,891     3,796     3,690
     DEPRECIATION & AMORTIZATION OF REAL ESTATE             (3,903)  (3,904)  (3,885)     (969)     (952)     (937)     (937)
                                                            ------   ------   ------    ------    ------    ------    ------
          NET INCOME                                        10,711   11,464   11,904     2,935     2,939     2,859     2,753
                                                            ======   ======   ======    ======    ======    ======    ======
285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         7,756    7,994    6,202       891     5,176       (94)      458
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0        0         0         0         0         0
                                                            ------   ------   ------    ------    ------    ------    ------
FUNDS FROM OPERATIONS                                        7,756    7,994    6,202       891     5,176       (94)      458

DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (2,224)  (2,211)  (7,558)     (702)     (837)     (920)   (1,362)
                                                            ------   ------   ------    ------    ------    ------    ------
NET INCOME                                                   5,532    5,783   (1,356)      189     4,339    (1,014)     (904)
                                                            ======   ======   ======    ======    ======    ======    ======
COUSINS SHARE OF 285 VENTURE (2):                               50%      50%      50%       50%       50%       50%       50%
                                                            ======   ======   ======    ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                        3,878    3,998    3,102       445     2,587       231       229
     INTEREST EXPENSE                                            0        0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0        0         0         0         0         0
                                                            ------   ------   ------    ------    ------    ------    ------
          FUNDS FROM OPERATIONS                              3,878    3,998    3,102       445     2,587       231       229
     DEPRECIATION & AMORTIZATION OF REAL ESTATE             (1,282)  (1,274)  (3,947)     (393)     (460)     (502)     (722)
                                                            ------   ------   ------    ------    ------    ------    ------
          NET INCOME                                         2,596    2,724     (845)       52     2,127      (271)     (493)
                                                            ======   ======   ======    ======    ======    ======    ======

                 JOINT VENTURES                              2004    2005 1st  2005 2nd  2005 YTD
                                                             ----    --------  --------  --------
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                        30,593     7,339     7,422    14,761
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS          (34)       (8)       (8)      (16)
                                                            ------    ------    ------    ------
FUNDS FROM OPERATIONS                                       30,559     7,331     7,414    14,745

DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (7,440)   (1,940)   (1,940)   (3,880)
                                                            ------    ------    ------    ------
NET INCOME                                                  23,119     5,391     5,474    10,865
                                                            ======    ======    ======    ======
COUSINS SHARE OF CSC ASSOCIATES (2):                            50%       50%       50%       50%
                                                            ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                       15,298     3,670     3,710     7,380
     INTEREST EXPENSE                                            0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS     (17)       (4)       (4)       (8)
                                                            ------    ------    ------    ------
          FUNDS FROM OPERATIONS                             15,281     3,666     3,706     7,372
     DEPRECIATION & AMORTIZATION OF REAL ESTATE             (3,795)     (989)     (988)   (1,977)
                                                            ------    ------    ------    ------
          NET INCOME                                        11,486     2,677     2,718     5,395
                                                            ======    ======    ======    ======
285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         6,431       514       511     1,025
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0         0         0         0
                                                            ------    ------    ------    ------
FUNDS FROM OPERATIONS                                        6,431       514       511     1,025

DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (3,821)     (949)     (386)   (1,335)
                                                            ------    ------    ------    ------
NET INCOME                                                   2,610      (435)      125      (310)
                                                            ======    ======    ======    ======
COUSINS SHARE OF 285 VENTURE (2):                               50%       50%       50%       50%
                                                            ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                        3,492       257       260       517
     INTEREST EXPENSE                                            0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0         0         0         0
                                                            ------    ------    ------    ------
          FUNDS FROM OPERATIONS                              3,492       257       260       517
     DEPRECIATION & AMORTIZATION OF REAL ESTATE             (2,077)     (517)     (234)     (751)
                                                            ------    ------    ------    ------
          NET INCOME                                         1,415      (260)       26      (234)
                                                            ======    ======    ======    ======

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                 JOINT VENTURES                              2001     2002     2003    2004 1st  2004 2nd  2004 3rd  2004 4th
                                                             ----     ----     ----    --------  --------  --------  --------
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         1,512     6,357    6,828    1,714     1,755     1,413        (1)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0         0       (3)      (1)        5         0         0
                                                            ------   -------  -------   ------    ------    ------    ------
FUNDS FROM OPERATIONS                                        1,512     6,357    6,825    1,713     1,760     1,413        (1)

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (738)   (1,949)  (1,914)    (493)     (539)     (248)        0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET           0         0        0        0         0    27,183       (13)
                                                            ------   -------  -------   ------    ------    ------    ------
NET INCOME                                                     774     4,408    4,911    1,220     1,221    28,348       (14)
                                                            ======   =======  =======   ======    ======    ======    ======
COUSINS SHARE OF CPI/FSP I (2):                                 50%       50%      50%      50%       50%       50%       50%
                                                            ======   =======  =======   ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                          756     3,180    3,415      857       901       706        (1)
     INTEREST EXPENSE                                            0         0        0        0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0         0       (3)      (1)        3         0         0
                                                            ------   -------  -------   ------    ------    ------    ------
          FUNDS FROM OPERATIONS                                756     3,180    3,412      856       904       706        (1)
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (382)   (1,062)  (1,044)    (268)     (291)     (132)        0
    GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET       0         0        0        0         0    12,359        (6)
                                                            ------   -------  -------   ------    ------    ------    ------
          NET INCOME                                           374     2,118    2,368      588       613    12,933        (7)
                                                            ======   =======  =======   ======    ======    ======    ======
CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                        10,763    21,126   21,023    5,248     5,246     5,245     5,258
INTEREST - 6.41%                                            (6,280)  (12,030) (11,513)  (2,793)   (2,758)   (2,723)   (2,687)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0         0        0        0         0         0         0
                                                            ------   -------  -------   ------    ------    ------    ------
FUNDS FROM OPERATIONS                                        4,483     9,096    9,510    2,455     2,488     2,522     2,571

DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (4,715)   (5,928)  (6,037)  (1,522)   (1,530)   (1,537)   (1,541)
                                                            ------   -------  -------   ------    ------    ------    ------
NET INCOME                                                    (232)    3,168    3,473      933       958       985     1,030
                                                            ======   =======  =======   ======    ======    ======    ======
COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
                                                            ======   =======  =======   ======    ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                          620     1,208    1,208      302       302       302       302
     INTEREST EXPENSE                                            0         0        0        0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0         0        0        0         0         0         0
                                                            ------   -------  -------   ------    ------    ------    ------
          FUNDS FROM OPERATIONS                                620     1,208    1,208      302       302       302       302
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                  0       (25)     (32)      (8)       (8)       (8)       (8)
                                                            ------   -------  -------   ------    ------    ------    ------
          NET INCOME                                           620     1,183    1,176      294       294       294       294
                                                            ======   =======  =======   ======    ======    ======    ======

                 JOINT VENTURES                              2004    2005 1st  2005 2nd  2005 YTD
                                                             ----    --------  --------  --------
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          4,881        3         1         4
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             4        0         0         0
                                                            -------   ------    ------    ------
FUNDS FROM OPERATIONS                                         4,885        3         1         4

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (1,280)       0         0         0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET       27,170        0         0         0
                                                            -------   ------    ------    ------
NET INCOME                                                   30,775        3         1         4
                                                            =======   ======    ======    ======
COUSINS SHARE OF CPI/FSP I (2):                                  50%      50%       50%       50%
                                                            =======   ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                         2,463        2         0         2
     INTEREST EXPENSE                                             0        0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        2        0         0         0
                                                            -------   ------    ------    ------
          FUNDS FROM OPERATIONS                               2,465        2         0         2
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                (691)       0         0         0
    GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET   12,353        0         0         0
                                                            -------   ------    ------    ------
          NET INCOME                                         14,127        2         0         2
                                                            =======   ======    ======    ======
CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         20,997    5,254     5,256    10,510
INTEREST - 6.41%                                            (10,961)  (2,650)   (2,613)   (5,263)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0        0         0         0
                                                            -------   ------    ------    ------
FUNDS FROM OPERATIONS                                        10,036    2,604     2,643     5,247

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (6,130)  (1,546)   (1,548)   (3,094)
                                                            -------   ------    ------    ------
NET INCOME                                                    3,906    1,058     1,095     2,153
                                                            =======   ======    ======    ======
COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
                                                            =======   ======    ======    ======
     REVENUES LESS OPERATING EXPENSES                         1,208      302       285       587
     INTEREST EXPENSE                                             0        0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0        0         0         0
                                                            -------   ------    ------    ------
          FUNDS FROM OPERATIONS                               1,208      302       285       587
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 (32)      (8)       (9)      (17)
                                                            -------   ------    ------    ------
          NET INCOME                                          1,176      294       276       570
                                                            =======   ======    ======    ======

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                 JOINT VENTURES                             2001   2002     2003    2004 1st  2004 2nd  2004 3rd  2004 4th
                                                            ----   ----     ----    --------  --------  --------  --------
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          0    3,454    5,431    1,438     1,527     1,507     1,667
INTEREST - 5.9%                                               0        0   (2,062)    (815)     (813)     (810)     (808)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS         0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
FUNDS FROM OPERATIONS                                         0    3,454    3,369      623       714       697       859

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    0   (1,530)  (2,507)    (632)     (638)     (659)     (669)
                                                            ---   ------   ------    -----     -----     -----     -----
NET INCOME                                                    0    1,924      862       (9)       76        38       190
                                                            ===   ======   ======    =====     =====     =====     =====
COUSINS SHARE OF CRAWFORD LONG - CPI (2):                             50%      50%      50%       50%       50%       50%
                                                            ===   ======   ======    =====     =====     =====     =====
     REVENUES LESS OPERATING EXPENSES                         0    1,728    2,717      719       764       754       834
     INTEREST EXPENSE                                         0        0   (1,032)    (408)     (407)     (405)     (404)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS    0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
          FUNDS FROM OPERATIONS                               0    1,728    1,685      311       357       349       430
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               0     (802)  (1,306)    (329)     (332)     (343)     (348)
                                                            ---   ------   ------    -----     -----     -----     -----
          NET INCOME                                          0      926      379      (18)       25         6        82
                                                            ===   ======   ======    =====     =====     =====     =====
905 JUNIPER, LLC (100%):
MULTI-FAMILY SALES, NET OF COS                                0        0        0        0         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS         0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
FUNDS FROM OPERATIONS                                         0        0        0        0         0         0         0

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
NET INCOME                                                    0        0        0        0         0         0         0
                                                            ===   ======   ======    =====     =====     =====     =====
COUSINS SHARE OF 905 JUNIPER, LLC:                           72%      72%      72%      72%       72%       72%       72%
                                                            ===   ======   ======    =====     =====     =====     =====
     MULTI-FAMILY SALES, NET OF COS                           0        0        0        0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS    0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
          FUNDS FROM OPERATIONS                               0        0        0        0         0         0         0
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
          NET INCOME                                          0        0        0        0         0         0         0
                                                            ===   ======   ======    =====     =====     =====     =====
OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          0        0        0        0         0         0         0
OTHER, NET                                                  453        0        0    1,848         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       (64)       0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
FUNDS FROM OPERATIONS                                       389        0        0    1,848         0         0         0

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
NET INCOME                                                  389        0        0    1,848         0         0         0
                                                            ===   ======   ======    =====     =====     =====     =====
COUSINS SHARE OF OTHER (2):
                                                            ===   ======   ======    =====     =====     =====     =====
     REVENUES LESS OPERATING EXPENSES                         0        0        0        0         0         0         0
     INTEREST EXPENSE                                         0        0        0        0         0         0         0
     OTHER, NET                                             206        0        0      924         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS  (48)       0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
          FUNDS FROM OPERATIONS                             158        0        0      924         0         0         0
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               0        0        0        0         0         0         0
                                                            ---   ------   ------    -----     -----     -----     -----
          NET INCOME                                        158        0        0      924         0         0         0
                                                            ===   ======   ======    =====     =====     =====     =====

                 JOINT VENTURES                              2004    2005 1st  2005 2nd  2005 YTD
                                                             ----    --------  --------  --------
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         6,139    1,686     1,768      3,454
INTEREST - 5.9%                                             (3,246)    (805)     (802)    (1,607)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0         0          0
                                                            ------    -----     -----      -----
FUNDS FROM OPERATIONS                                        2,893      881       966      1,847

DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (2,598)    (691)     (699)    (1,390)
                                                            ------    -----     -----      -----
NET INCOME                                                     295      190       267        457
                                                            ======    =====     =====      =====
COUSINS SHARE OF CRAWFORD LONG - CPI (2):                       50%      50%       50%        50%
                                                            ======    =====     =====      =====
     REVENUES LESS OPERATING EXPENSES                        3,071      843       884      1,727
     INTEREST EXPENSE                                       (1,624)    (403)     (401)      (804)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0         0          0
                                                            ------    -----     -----      -----
          FUNDS FROM OPERATIONS                              1,447      440       483        923
     DEPRECIATION & AMORTIZATION OF REAL ESTATE             (1,352)    (358)     (362)      (720)
                                                            ------    -----     -----      -----
          NET INCOME                                            95       82       121        203
                                                            ======    =====     =====      =====
905 JUNIPER, LLC (100%):
MULTI-FAMILY SALES, NET OF COS                                   0        0       714        714
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0         0          0
                                                            ------    -----     -----      -----
FUNDS FROM OPERATIONS                                            0        0       714        714

DEPRECIATION & AMORTIZATION OF REAL ESTATE                       0        0         0          0
                                                            ------    -----     -----      -----
NET INCOME                                                       0        0       714        714
                                                            ======    =====     =====      =====
COUSINS SHARE OF 905 JUNIPER, LLC:                              72%      72%       72%        72%
                                                            ======    =====     =====      =====
     MULTI-FAMILY SALES, NET OF COS                              0        0       514        514
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0         0          0
                                                            ------    -----     -----      -----
          FUNDS FROM OPERATIONS                                  0        0       514        514
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                  0        0         0          0
                                                            ------    -----     -----      -----
          NET INCOME                                             0        0       514        514
                                                            ======    =====     =====      =====
OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                             0        0         0          0
OTHER, NET                                                   1,848        0         0          0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            0        0         0          0
                                                            ------    -----     -----      -----
FUNDS FROM OPERATIONS                                        1,848        0         0          0

DEPRECIATION & AMORTIZATION OF REAL ESTATE                       0        0         0          0
                                                            ------    -----     -----      -----
NET INCOME                                                   1,848        0         0          0
                                                            ======    =====     =====      =====
COUSINS SHARE OF OTHER (2):
                                                            ======    =====     =====      =====
     REVENUES LESS OPERATING EXPENSES                            0        0         0          0
     INTEREST EXPENSE                                            0        0         0          0
     OTHER, NET                                                924        0         0          0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       0        0         0          0
                                                            ------    -----     -----      -----
          FUNDS FROM OPERATIONS                                924        0         0          0
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                  0        0         0          0
                                                            ------    -----     -----      -----
          NET INCOME                                           924        0         0          0
                                                            ======    =====     =====      =====

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                 JOINT VENTURES                              2001    2002     2003    2004 1st  2004 2nd  2004 3rd  2004 4th
                                                             ----    ----     ----    --------  --------  --------  --------
COUSINS SHARE OF TEMCO ASSOCIATES (2):                         50%     50%      50%       50%      50%        50%       50%
                                                            =====   =====    =====     =====      ===      =====     =====
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS        1,743   1,952    3,199     2,105      781      1,383     1,062
     INTEREST EXPENSE                                           0       0        0       (20)     (37)       (39)      (39)
     OTHER, NET                                               (23)     (3)     (62)       24       35          9       (69)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS      0       0        0         0        0          0         0
                                                            -----   -----    -----     -----      ---      -----     -----
          FUNDS FROM OPERATIONS                             1,720   1,949    3,137     2,109      779      1,353       954
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 0       0        0       (11)     (17)       (17)      (43)
                                                            -----   -----    -----     -----      ---      -----     -----
          NET INCOME                                        1,720   1,949    3,137     2,098      762      1,336       911
                                                            =====   =====    =====     =====      ===      =====     =====
COUSINS SHARE OF CL REALTY, LLC (2):                                            50%       50%      50%        50%       50%
                                                                             =====     =====      ===      =====     =====
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS            0       0      701       610      606        381     1,859
     OTHER, NET                                                 0       0      (94)      (62)     (42)       (52)      (63)
                                                            -----   -----    -----     -----      ---      -----     -----
          FUNDS FROM OPERATIONS                                 0       0      607       548      564        329     1,796
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 0       0        0         0        0          0         0
                                                            -----   -----    -----     -----      ---      -----     -----
          NET INCOME                                            0       0      607       548      564        329     1,796
                                                            =====   =====    =====     =====      ===      =====     =====
COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):                               50%       50%      50%        50%       50%
                                                                             =====     =====      ===      =====     =====
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS            0       0        0         0       82        184       132
     OTHER, NET                                                 0       0        0         0        0          0         0
                                                            -----   -----    -----     -----      ---      -----     -----
          FUNDS FROM OPERATIONS                                 0       0        0         0       82        184       132
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 0       0        0         0        0          0         0
                                                            -----   -----    -----     -----      ---      -----     -----
          NET INCOME                                            0       0        0         0       82        184       132
                                                            =====   =====    =====     =====      ===      =====     =====
COUSINS SHARE OF VERDE GROUP, LLC (2):

     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS            0       0        0         0        0          0         0
     OTHER, NET                                                 0       0        0         0        0          0         0
                                                            -----
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS      0       0        0         0        0          0         0
                                                            -----   -----    -----     -----      ---      -----     -----
          FUNDS FROM OPERATIONS                                 0       0        0         0        0          0         0
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 0       0        0         0        0          0         0
                                                            -----   -----    -----     -----      ---      -----     -----
          NET INCOME                                            0       0        0         0        0          0         0
                                                            =====   =====    =====     =====      ===      =====     =====

                 JOINT VENTURES                              2004    2005 1st  2005 2nd  2005 YTD
                                                             ----    --------  --------  --------
COUSINS SHARE OF TEMCO ASSOCIATES (2):                         50%       50%       50%       50%
                                                            =====     =====     =====     =====
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS        5,331       706       550     1,256
     INTEREST EXPENSE                                        (135)      (38)      (39)      (77)
     OTHER, NET                                                (1)      (23)      102        79
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS      0        (1)        0        (1)
                                                            -----     -----     -----     -----
          FUNDS FROM OPERATIONS                             5,195       644       613     1,257
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (88)      (29)      (28)      (57)
                                                            -----     -----     -----     -----
          NET INCOME                                        5,107       615       585     1,200
                                                            =====     =====     =====     =====
COUSINS SHARE OF CL REALTY, LLC (2):                           50%       50%       50%       50%
                                                            =====     =====     =====     =====
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS        3,456       976     1,029     2,005
     OTHER, NET                                              (219)       92       141       233
                                                            -----     -----     -----     -----
          FUNDS FROM OPERATIONS                             3,237     1,068     1,170     2,238
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 0         0         0         0
                                                            -----     -----     -----     -----
          NET INCOME                                        3,237     1,068     1,170     2,238
                                                            =====     =====     =====     =====
COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):              50%       50%       50%       50%
                                                            =====     =====     =====     =====
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS          398       192        80       272
     OTHER, NET                                                 0        23        48        71
                                                            -----     -----     -----     -----
          FUNDS FROM OPERATIONS                               398       215       128       343
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 0         0         0         0
                                                            -----     -----     -----     -----
          NET INCOME                                          398       215       128       343
                                                            =====     =====     =====     =====
COUSINS SHARE OF VERDE GROUP, LLC (2):                                    8%     5.18%     5.18%
                                                                      =====     =====     =====
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS            0         0         0         0
     OTHER, NET                                                 0      (116)     (115)     (231)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS      0       (62)        0       (62)
                                                            -----     -----     -----     -----
          FUNDS FROM OPERATIONS                                 0      (178)     (115)     (293)
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 0       (56)     (117)     (173)
                                                            -----     -----     -----     -----
          NET INCOME                                            0      (234)     (232)     (466)
                                                            =====     =====     =====     =====

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                    FOOTNOTES

(1) See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2) Cousins' share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins' investment in joint ventures.

(3) The Company recognizes a preferred return on its equity in Gateway Village. See Note 4 to "Notes to Consolidated Financial Statements" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

                         COUSINS PROPERTIES INCORPORATED
                            DEVELOPMENT PIPELINE (1)
                               AS OF JUNE 30, 2005
                                ($ in thousands)

                                   COMPANY        TOTAL     LEASED GLA (%)
                                    OWNED        PROJECT    TOTAL PROJECT    COUSINS'
            PROJECT                  GLA         GLA (2)   (FULLY EXECUTED) OWNERSHIP %
------------------------------    ---------    ----------- ---------------  -----------
OFFICE
3280 Peachtree at Terminus         608,000         608,000       23%            100%
 (Atlanta, GA)
                                  ---------      ---------
  TOTAL OFFICE                     608,000         608,000
                                  ---------      ---------

CONDOMINIUMS
905 Juniper                       117 units(3)   117 units       N/A             72%
 (Atlanta, GA)

50 Biscayne                       529 units(3)   529 units       N/A             40%
  (Miami, FL)
                                  ---------     ----------
  TOTAL CONDOMINIUMS              646 UNITS      646 UNITS
                                  ---------     ----------

RETAIL
The Avenue Viera - Phase I (4)
 (Viera, FL)
      Phase I                       286,000        361,000        87%            100%

      Phase II                       45,000         45,000       N/A             100%

                                  ---------     ----------
      Total - Avenue Viera          331,000        406,000
                                  ---------     ----------

Hanover Square South (5)             69,000        193,000        97%            100%
 (Richmond, VA)

The Avenue Carriage Crossing (6)
 (Memphis, TN)
      Phase I                       489,000        689,000        79%            100%

      Phase I - Expansion            54,000         54,000       N/A             100%

      Phase II                       52,000         52,000       N/A             100%

                                  ---------     ----------
      Total - Avenue Carriage
        Crossing                    595,000        795,000
                                  ---------     ----------

Viera MarketCenter (7)              104,000        104,000        94%            100%
 (Viera, FL)

San Jose MarketCenter               212,000        355,000        66%            100%
 (San Jose, CA)
                                  ---------     ----------
  TOTAL RETAIL                    1,311,000      1,853,000
                                  ---------     ----------

INDUSTRIAL
King Mill Distribution Park
      Building 3 Phase I (8)        416,000        416,000         0%             75%
 (Atlanta, GA)
                                  ---------     ----------
  TOTAL INDUSTRIAL                  416,000        416,000
                                  ---------     ----------

Accumulated Depreciation on
      Partially Operational
        Properties                        -              -
                                  ---------     ----------
  TOTAL PORTFOLIO                 2,335,000      2,877,000
                                  =========     ==========

                                                                            ACTUAL OR
                                               COUSINS'   COUSINS'      PROJECTED DATES
                                  APPROXIMATE  SHARE OF  INVESTMENT  FOR COMPLETION AND
            PROJECT               TOTAL COST  TOTAL COST  @ 6/30/05  FULLY OPERATIONAL/SOLD
------------------------------    ----------- ---------- ----------  -----------------------
OFFICE
3280 Peachtree at Terminus          $ 161,500  $ 161,500   $ 18,538      const. - 2Q-07
 (Atlanta, GA)                                                       fully operational 2Q-08
                                    ---------  --------- ----------
  TOTAL OFFICE                        161,500    161,500     18,538
                                    ---------  --------- ----------

CONDOMINIUMS
905 Juniper                            29,400     22,700     11,123      const. - 1Q-06
 (Atlanta, GA)                                                          fully sold 3Q-06

50 Biscayne                           161,500     64,600     11,680      const. - 4Q-06
  (Miami, FL)                                                           fully sold 3Q-07
                                    ---------  --------- ----------
  TOTAL CONDOMINIUMS                  190,900     87,300     22,803
                                    ---------  --------- ----------

RETAIL
The Avenue Viera - Phase I (4)
 (Viera, FL)
      Phase I                                                             const. - 4Q-04
                                                                     fully operational 4Q-05
      Phase II                                                            const. - 2Q-06
                                                                     fully operational 2Q-06
                                    ---------   --------  ---------
      Total - Avenue Viera             57,100     57,100     46,993
                                    ---------   --------  ---------

Hanover Square South (5)               12,300     12,300     11,487      const. - 1Q-05
 (Richmond, VA)                                                      fully operational 3Q-05

The Avenue Carriage Crossing (6)
 (Memphis, TN)
      Phase I                                                             const. - 4Q-05
                                                                     fully operational 4Q-06
      Phase I - Expansion                                                 const. - 1Q-06
                                                                     fully operational 3Q-06
      Phase II                                                            const. - 4Q-06
                                                                     fully operational 4Q-07
                                    ---------  --------- ----------
      Total - Avenue Carriage
        Crossing                      103,900    101,400     58,771
                                    ---------  --------- ----------
Viera MarketCenter (7)                 10,600     10,600      8,188     const. - 4Q-05
 (Viera, FL)                                                         fully operational 4Q-05

San Jose MarketCenter                  80,600     80,600     36,172     const. - 1Q-06
 (San Jose, CA)                                                      fully operational 4Q-06
                                    ---------  --------- ----------
  TOTAL RETAIL                        264,500    262,000    161,611
                                    ---------  --------- ----------

INDUSTRIAL
King Mill Distribution Park
      Building 3 Phase I (8)           13,300      9,975      2,985      const. - 1Q-06
 (Atlanta, GA)                                                       fully operational 3Q-06
                                    ---------  --------- ----------
  TOTAL INDUSTRIAL                     13,300      9,975      2,985
                                    ---------  --------- ----------

Accumulated Depreciation on
      Partially Operational
        Properties                          -          -     (1,020)
                                    ---------  --------- ----------
  TOTAL PORTFOLIO                   $ 630,200  $ 520,775 $  204,917 (9)
                                    =========  ========= ==========

                        COUSINS PROPERTIES INCORPORATED
                            DEVELOPMENT PIPELINE(1)
                              As of June 30, 2005
                                ($ in thousands)

(1) This schedule includes all projects currently under construction, excluding residential projects included on a separate schedule, from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Total costs is the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are estimates and are subject to change as the projects proceed through the development process.

(2) Total project GLA includes anchor stores who own their own property and other non-owned property contained within the named development.

(3) 66% of the units at 905 Juniper are under non-cancelable contracts and 18% of the units are under cancelable contracts. 81% of the units at 50 Biscayne Boulevard are under non-cancelable third party contracts, 4% of the units are under cancelable contracts, and the remaining 15% of the units are under non-cancelable contracts to our partner in the venture.

(4) The Avenue Viera is partially operational for financial reporting purposes and, therefore, depreciation has commenced.

(5) Hanover Square South is partially operational for financial reporting purposes and therefore, depreciation has commenced. Additionally, this project is currently under contract for sale with a projected close date in September 2005.

(6) Jim Wilson & Associates contributed $2.5 million of equity to the entity and will share in the operations and any gain on sale of the property.

(7) The Viera MarketCenter square footage includes 96,000 square feet ground leased to a tenant who is constructing its own space and will reimburse the Company for sitework costs during and at the end of construction. Total costs shown are net of total expected reimbursement, although the Company's investment is only net of the reimbursement received.

(8) Cousins' venture partner, Weeks Properties Group, LLC, has indicated that it will exercise its option to invest 25% of total project equity; however, currently the project is 100% owned by the Company.

(9)  Reconciliation to Consolidated Balance Sheet
      Total Cousins' investment per above schedule        $  204,917
      Less: Unconsolidated Projects - 50 Biscayne            (11,680)
      Less: Cost of sales - 905 Juniper                       (2,183)
      Less: Hanover Square South  - Held for sale, net       (11,386)
                                                          ----------
      Consolidated projects under development per balance $  179,668
                                                          ==========

Note: Certain matters herein, including but not limited to approximate total cost and estimated completion dates, are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company's ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Current Report on Form 8-K filed on December 10, 2003. The words "believes", "expects", "anticipates", "estimates" and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

                         COUSINS PROPERTIES INCORPORATED
                                PORTFOLIO LISTING
                                BY PROPERTY TYPE
                               AS OF JUNE 30, 2005

                                                                                                            PERCENT LEASED
                                                                                                           (FULLY EXECUTED)
                                                                                       COMPANY'S  ----------------------------------
                                              METROPOLITAN                 RENTABLE    OWNERSHIP    PRIOR QUARTER    CURRENT QUARTER
    PROPERTY DESCRIPTION                          AREA         STATE      SQUARE FEET   INTEREST     (3/31/05)          (6/30/05)
--------------------------------------------- ------------ -------------- -----------  ---------- ---------------    ---------------
I.  OFFICE OPERATING PROPERTIES
    Bank of America Plaza                        Atlanta      Georgia     1,253,000       50.00%        100%               100%
    Gateway Village                             Charlotte  North Carolina 1,065,000       50.00%        100%               100%
    Inforum                                      Atlanta      Georgia       983,000      100.00%         86%                86%
    Frost Bank Tower                             Austin        Texas        529,000       90.25%         69%                71%
    1155 Perimeter Center West (a)               Atlanta      Georgia       365,000       50.00%         63%                89%
    Emory Crawford Long Medical Office Tower     Atlanta      Georgia       358,000       50.00%         98%                99%
    One Georgia Center                           Atlanta      Georgia       347,000       88.50%         19%                24%
    Ten Peachtree Place                          Atlanta      Georgia       259,000       50.00%        100%               100%
    The Points at Waterview                      Dallas        Texas        203,000      100.00%         92%                95%
    Lakeshore Park Plaza (b)                   Birmingham     Alabama       190,000      100.00%         96%                39%
    3100 Windy Hill Road                         Atlanta      Georgia       188,000      100.00%        100%               100%
    Meridian Mark Plaza                          Atlanta      Georgia       160,000      100.00%        100%               100%
    555 North Point Center East                  Atlanta      Georgia       152,000      100.00%         84%                82%
    Grandview II                               Birmingham     Alabama       149,000       11.50%         78%                86%
    200 North Point Center East                  Atlanta      Georgia       130,000      100.00%         43%                71%
    333 North Point Center East                  Atlanta      Georgia       129,000      100.00%         74%                74%
    100 North Point Center East                  Atlanta      Georgia       128,000      100.00%         82%                86%
    600 University Park Place (b)              Birmingham     Alabama       123,000      100.00%         95%                95%
    Galleria 75                                  Atlanta      Georgia       114,000      100.00%         84%                86%
    3301 Windy Ridge Parkway                     Atlanta      Georgia       107,000      100.00%        100%               100%
    Presbyterian Medical Plaza at University    Charlotte  North Carolina    69,000       11.50%        100%               100%
    AtheroGenics                                 Atlanta      Georgia        51,000      100.00%        100%               100%
    Inhibitex                                    Atlanta      Georgia        51,000      100.00%        100%               100%
                                                                          ---------                     ---                ---
      TOTAL OFFICE OPERATING PORTFOLIO                                    7,103,000 (c)                  83%                84%
                                                                          =========                     ===                ===

    OFFICE DEVELOPMENT PROPERTIES
    Terminus (d)                                 Atlanta      Georgia       608,000      100.00%        N/A                  23%
    615 Peachtree Street (e)                     Atlanta      Georgia       138,000 (e)  100.00%         59% (e)             45% (e)
                                                                          ---------
      TOTAL OFFICE DEVELOPMENT PROJECTS                                     746,000
                                                                          =========
      TOTAL OFFICE, OPERATING AND DEVELOPMENT                             7,849,000
                                                                          =========

                         COUSINS PROPERTIES INCORPORATED
                                PORTFOLIO LISTING
                                BY PROPERTY TYPE
                               AS OF JUNE 30, 2005

                                                                                                              PERCENT LEASED
                                                                                                             (FULLY EXECUTED)
                                                                                             COMPANY'S -----------------------------
                                              METROPOLITAN                     RENTABLE      OWNERSHIP PRIOR QUARTER CURRENT QUARTER
          PROPERTY DESCRIPTION                    AREA             STATE      SQUARE FEET    INTEREST   (3/31/05)       (6/30/05)
----------------------------------------- --------------------- ----------- --------------   --------- ------------  ---------------
II. RETAIL OPERATING PROPERTIES
    North Point MarketCenter                     Atlanta          Georgia      401,000         11.50%      100%           100%
    Greenbrier MarketCenter                    Chesapeake        Virginia      376,000         11.50%      100%           100%
    The Avenue of the Peninsula           Rolling Hills Estates California     374,000        100.00%       91%            91%
    The Avenue East Cobb                         Atlanta          Georgia      230,000        100.00%       95%            96%
    The Avenue West Cobb                         Atlanta          Georgia      205,000        100.00%       99%           100%
    The Avenue Peachtree City (g)                Atlanta          Georgia      182,000         88.50%       99%            97%
    Los Altos MarketCenter                     Long Beach       California     157,000         11.50%      100%           100%
    Mansell Crossing Phase II                    Atlanta          Georgia      103,000         11.50%      100%           100%
    The Shops at World Golf Village           St. Augustine       Florida       80,000         50.00%       74%            74%
                                                                            ----------                     ---            ---
      TOTAL RETAIL OPERATING PROPERTIES                                      2,108,000 (h)                  95%            95%
                                                                            ==========                     ===            ===

    RETAIL DEVELOPMENT PROPERTIES (d)
    The Avenue Carriage Crossing (b,i)           Memphis         Tennessee     595,000        100.00%       61%            63%
    The Avenue Viera (b,i)                        Viera           Florida      331,000        100.00%       81%            84%
    San Jose MarketCenter                       San Jose        California     212,000        100.00%       41%            43%
    Viera MarketCenter (b,i)                      Viera           Florida      104,000        100.00%       93%            94%
    Hanover Square South                        Richmond         Virginia       69,000        100.00%       68%            91%
                                                                            ----------
      TOTAL RETAIL                                                           1,311,000
                                                                            ==========
      TOTAL RETAIL, OPERATING AND
       DEVELOPMENT                                                           3,419,000
                                                                            ==========

III. INDUSTRIAL DEVELOPMENT PROPERTIES (d)
     King Mill Distribution Center               Atlanta          Georgia      416,000        100.00%      N/A              0%
                                                                            ----------
      TOTAL INDUSTRIAL DEVELOPMENT
       PROJECTS                                                                416,000
                                                                            ==========
    TOTAL PORTFOLIO OPERATING AND
     DEVELOPMENT                                                            11,684,000 (c,h)
                                                                            ==========
                                                                                                           ===            ===
    TOTAL OPERATING PORTFOLIO PERCENT
     LEASED                                                                                                 85% (f)        86% (f)
                                                                                                           ===            ===

                         COUSINS PROPERTIES INCORPORATED
                                PORTFOLIO LISTING
                  BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
                               AS OF JUNE 30, 2005

                                                            PERCENT LEASED - FULLY EXECUTED
                                    COMPANY      WEIGHTED   EXCLUDES DEVELOPMENT PROPERTIES
                                    SHARE OF    PORTFOLIO  --------------------------------
                      RENTABLE      RENTABLE    OWNERSHIP  PRIOR QUARTER   CURRENT QUARTER
                    SQUARE FEET   SQUARE FEET       %         (3/31/05)       (6/30/05)
                   -------------  ------------  ---------  -------------  -----------------
SUMMARY BY TYPE
Commercial Office     7,849,000     5,915,000       67%         83%             84%
Retail                3,419,000     2,440,000       28%         95%             95%
Industrial              416,000       416,000        5%        N/A             N/A
                     ----------     ---------      ---         ---             ---
  TOTAL              11,684,000     8,771,000      100%         85% (f)         86% (f)
                     ==========     =========      ===         ===             ===

SUMMARY BY STATE
Georgia               7,058,000     5,434,000       62%         84%             87%
North Carolina        1,134,000       540,000        6%        100%            100%
California              743,000       604,000        7%         92%             91%
Texas                   732,000       681,000        8%         76%             78%
Tennessee               595,000       595,000        7%        N/A             N/A
Florida                 515,000       475,000        5%         74%             74%
Alabama                 462,000       330,000        4%         95%             62%
Virginia                445,000       112,000        1%        100%            100%
                     ----------     ---------      ---         ---             ---
                     11,684,000     8,771,000      100%         85% (f)         86% (f)
                     ==========     =========      ===         ===             ===

(a)   Property was sold July 1, 2005.

(b) These projects are either owned through a joint venture with a third party, or have a contractual participation with a third party.

(c) The Company has an effective 9.80% ownership interest in 191 Peachtree Tower, a 1.2 million square foot office building in Atlanta, Georgia, subject to a preference in favor of the majority owner. The Company has not recognized any income from this property to date and is excluding this property from the portfolio listing.

(d)   Under construction and/or in lease up.

(e) Vacant space is not available for lease due to planned redevelopment. Square footage and percentage leased represent current property statistics and do not include information related to the planned redevelopment.

(f) Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

(g) This property is subject to a contractual participation in which a portion of the upside is shared with a third party. Also, an expansion of 13,000 square feet is currently under construction and lease-up. The expansion space is included in the rentable square feet for the property, but excluded from the percent leased calculations.

(h) The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project that is partially operational and continuing lease up in Deerfield, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale. No square footage for Deerfield is included in the portfolio listing.

(i) Total square footage for these properties includes anticipated expansions; however, the percent leased excludes anticipated expansions.

                         COUSINS PROPERTIES INCORPORATED
                              SAME PROPERTY GROWTH

                                                             SECOND QUARTER 2005 VS      SECOND QUARTER            SIX MONTHS
                                                               FIRST QUARTER 2005         2005 VS 2004            2005 VS 2004
                                                             ----------------------  ----------------------  ---------------------
                                                             OFFICE  RETAIL  TOTAL   OFFICE  RETAIL  TOTAL   OFFICE  RETAIL  TOTAL
                                                             ------  ------  ------  ------  ------  ------  ------  ------  -----
Adjusted Rental Property Revenues (1)                          0.3%   1.1%    0.5%    -5.3%    8.4%   -2.6%   -6.6%    8.1%  -3.7%

Rental Property Operating Expenses                             3.2%   5.7%    3.6%     3.5%   30.0%    7.9%    3.0%   19.1%   5.8%

Adjusted Rental Property Revenues less Operating Expenses     -1.4%  -0.8%   -1.2%    -9.8%    0.2%   -7.7%  -11.5%    3.6%  -8.4%

Cash Basis Rental Property Revenues (2)                        0.3%   2.0%    0.7%    -6.6%    8.0%   -3.8%   -7.7%    7.0%  -4.8%

Rental Property Operating Expenses                             3.2%   5.7%    3.6%     3.5%   30.0%    7.9%    3.0%   19.1%   5.8%

Cash Basis Rental Property Revenues less Operating Expenses   -1.5%   0.5%   -1.0%   -11.7%   -0.4%   -9.3%  -13.0%    2.1%  -9.9%

(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

                         COUSINS PROPERTIES INCORPORATED
                              SQUARE FEET EXPIRING
                               AS OF JUNE 30, 2005

OFFICE (1)

As of June 30, 2005, the Company's office portfolio included 23 commercial office buildings, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately eight years as of June 30, 2005. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

                           2005     2006      2007      2008      2009      2010
                         -------  --------  --------  --------  --------  --------
Wholly Owned (2):
Square Feet Expiring (3)  83,384   356,293    81,862   205,115   492,743   112,719
% of Leased Space              4%       15%        4%        9%       21%        5%
Annual Contractual
     Rent (000's) (5)    $ 1,404  $  5,393  $  1,534  $  3,377  $  7,768  $  1,872
Annual Contractual
     Rent/Sq. Ft. (5)    $ 16.83  $  15.14  $  18.74  $  16.47  $  15.77  $  16.61

Joint Venture:
Square Feet Expiring (3)   8,736    43,697   501,214    62,689   220,733    97,359
% of Leased Space              0%        1%       13%        2%        6%        2%
Annual Contractual
     Rent (000's) (5)    $   142  $    813  $  9,549  $  1,053  $  4,247  $  1,470
Annual Contractual
     Rent/Sq. Ft. (5)    $ 16.28  $  18.60  $  19.05  $  16.80  $  19.24  $  15.10

Total (including only Company's % share of Joint Venture Properties):
Square Feet Expiring (3)  84,389   377,341   326,522   226,322   604,389   150,905
% of Leased Space              2%        9%        7%        5%       14%        3%
Annual Contractual
     Rent (000's) (5)    $ 1,420  $  5,773  $  6,190  $  3,677  $  9,924  $  2,450
Annual Contractual
     Rent/Sq. Ft. (5)    $ 16.83  $  15.30  $  18.96  $  16.25  $  16.42  $  16.24

                                                          2014
                                                            &
                           2011      2012      2013    THEREAFTER      TOTAL
                         --------  --------  --------  ----------  -------------
Wholly Owned (2):
Square Feet Expiring (3)  147,446   203,681   298,247     322,845   2,304,335 (4)
% of Leased Space               6%        9%       13%         14%        100%
Annual Contractual
     Rent (000's) (5)    $  2,333  $  3,151  $  5,195  $    7,686  $   39,713
Annual Contractual
     Rent/Sq. Ft. (5)    $  15.82  $  15.47  $  17.42  $    23.81  $    17.23

Joint Venture:
Square Feet Expiring (3)   23,602   777,291   265,734   1,910,463   3,911,518 (6)
% of Leased Space               1%       20%        7%         48%        100%
Annual Contractual
     Rent (000's) (5)    $    472  $ 20,183  $  4,784  $   40,477  $   83,190
Annual Contractual
     Rent/Sq. Ft. (5)    $  20.00  $  25.97  $  18.00  $    21.19  $    21.27

Total (including only Company's % share of Joint Venture Properties):
Square Feet Expiring (3)  161,825   582,859   436,563   1,416,201   4,367,316
% of Leased Space               4%       13%       10%         33%        100%
Annual Contractual
     Rent (000's) (5)    $  2,613  $ 13,031  $  7,587  $   31,347      84,012
Annual Contractual
     Rent/Sq. Ft. (5)    $  16.15  $  22.36  $  17.38  $    22.13  $    19.24

(1)   Includes Medical Office buildings.

(2) Excludes leases at 615 Peachtree, which the company is in the process of terminating to allow for redevelopment of this property.

(3) Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(4) Rentable square feet leased as of June 30, 2005 out of approximately 2,709,000 total rentable square feet.

(5) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(6) Rentable square feet leased as of June 30, 2005 out of approximately 4,394,000 total rentable square feet.

                        COUSINS PROPERTIES INCORPORATED
                              SQUARE FEET EXPIRING
                              AS OF JUNE 30, 2005

RETAIL

As of June 30, 2005, the Company's retail portfolio included nine retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of June 30, 2005. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

                                                                                                              2014
                                                                                                               &
        RETAIL          2005     2006      2007     2008     2009     2010      2011      2012      2013   THEREAFTER    TOTAL
--------------------  -------  --------  -------  -------  -------  --------  --------  --------  -------  ---------- ----------
Wholly Owned:
Square Feet Expiring   23,365    53,425   20,348   16,197   34,482   132,032    21,293    32,504   97,222    334,668     765,536(1)
% of Leased Space           3%        7%       3%       2%       5%       17%        3%        4%      13%        43%        100%
Annual Contractual
    Rent (000's)(2)   $   443  $  1,255  $   307  $   481  $ 1,044  $  3,144  $    589  $  1,011  $ 2,098  $   7,315  $   17,687
Annual Contractual
    Rent/Sq. Ft. (2)  $ 18.98  $  23.48  $ 15.07  $ 29.72  $ 30.28  $  23.81  $  27.68  $  31.10  $ 21.58  $   21.86  $    23.10

Joint Venture:
Square Feet Expiring    9,400   123,649   85,256   53,928   60,379   146,452   168,604   235,511   51,751    324,625   1,259,555(3)
% of Leased Space           1%       10%       7%       4%       5%       12%       13%       19%       4%        25%        100%
Annual Contractual
    Rent (000's)(2)   $   256  $  1,513  $ 1,846  $ 1,066  $ 1,134  $  1,771  $  2,600  $  3,735  $ 1,084  $   5,290  $   20,295
Annual Contractual
    Rent/Sq. Ft. (2)  $ 27.26  $  12.24  $ 21.65  $ 19.76  $ 18.78  $  12.09  $  15.42  $  15.86  $ 20.95  $   16.30  $    16.11

Total (including only Company's % share of Joint Venture Properties):
Square Feet Expiring   24,446    83,340   54,454   53,886   50,025   151,663    53,819    91,882  118,478    377,360   1,059,353
% of Leased Space           2%        8%       5%       5%       5%       14%        5%        9%      11%        36%        100%
Annual Contractual
     Rent (000's)(2)  $   473  $  1,797  $ 1,089  $ 1,235  $ 1,406  $  3,397  $  1,238  $  2,177  $ 2,561  $   8,013  $   23,386
Annual Contractual
     Rent/Sq. Ft.(2)  $ 19.35  $  21.57  $ 19.99  $ 22.92  $ 28.11  $  22.40  $  23.00  $  23.69  $ 21.61  $   21.24  $    22.08

(1) Gross leasable area leased as of June 30, 2005 out of approximately 809,000 total gross leasable area.

(2) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3) Gross leasable area leased as of June 30, 2005 out of approximately 1,299,000 total gross leasable area.

                        COUSINS PROPERTIES INCORPORATED
                             TOP 25 LARGEST TENANTS
                              BASED ON SQUARE FEET
                              AS OF JUNE 30, 2005

                                                         PERCENTAGE OF TOTAL PORTFOLIO   AVERAGE REMAINING
                    TENANT (1)                             AT THE COMPANY'S SHARE (2)    LEASE TERM (YEARS)
------------------------------------------------------   -----------------------------   ------------------
 1. Bank of America                                                12.1%                       9.4
 2. BellSouth                                                       4.3%                       4.3
 3. IBM                                                             2.9%                       1.4
 4. Georgia Lottery Corporation                                     2.0%                       8.0
 5. Internap Network Services                                       1.9%                      13.7
 6. AGL Services Company                                            1.8%                       7.8
 7. Troutman Sanders LLP                                            1.7%                      14.9
 8. Indus International, Inc.                                       1.7%                       6.8
 9. Ernst & Young U.S. LLP                                          1.6%                       1.8
10. Bombardier Aerospace Corporation                                1.5%                       7.7
11. Emory University                                                1.2%                      11.7
12. The Gap Inc.                                                    1.0%                       1.7
13. Graves Dougherty                                                0.9%                       9.3
14. Turner Broadcasting System, Inc.                                0.9%                       0.9
15. Sapient Corporation                                             0.9%                       3.9
16. Paul Hastings                                                   0.9%                       7.3
17. Regal Cinemas, Inc.                                             0.9%                       9.8
18. KIDS II, Inc.                                                   0.8%                      10.5
19. Inhibitex                                                       0.8%                       9.8
20. AtheroGenics                                                    0.8%                       3.7
21. Northside Hospital                                              0.7%                       8.0
22. The Frost National Bank                                         0.7%                       8.8
23. Winstead Sechrest                                               0.7%                       8.9
24. Hunton & Williams LLP                                           0.7%                       3.8
25. Borders                                                         0.7%                      10.8
                                                                   -----                      ----
    TOTAL LEASED SQUARE FEET OF TOP 25 LARGEST TENANTS             44.1%                       7.6

(1)   In some cases, the actual tenant may be an affiliate of the company shown.

(2) Percentages are based on square footage amounts of completed projects only.

(3) As of June 30, 2005, Mirant Corporation and Arby's were tenants of 1155 Perimeter Center West and represented 1.5% and 0.8%, respectively, of the Company's portfolio. 1155 Perimeter Center West was sold on July 1, 2005, and these two tenants have been excluded from the above schedule.

                        COUSINS PROPERTIES INCORPORATED
          INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
                         (EXCLUDING BUILDING PADS (1))
                              AS OF JUNE 30, 2005

                                                                                 COMPANY'S   DEVELOPABLE
                                                                                 OWNERSHIP    LAND AREA
          DESCRIPTION AND LOCATION                         ZONED USE              INTEREST     (ACRES)
--------------------------------------------    ------------------------------   ---------   -----------
NORTH POINT
  Suburban Atlanta, GA                          Office and Commercial-East Side    100%           13
  (Georgia Highway 400 & Haynes Bridge Road)    Mixed Use-West Side                100%           78

WILDWOOD OFFICE PARK                            Office and Commercial              100%           40
  Suburban Atlanta, GA                          Office and Commercial               50%           33

HANDY ROAD ASSOCIATES, LLC
  Suburban Atlanta, GA                          Agricultural (2)                    50%        1,187

KING MILL DISTRIBUTION PARK
  Atlanta, GA                                   Industrial                         100%(3)       155

THE LAKES AT CEDAR GROVE (4)
  Suburban Atlanta, GA                          Mixed Use                          100%           17

HANOVER SQUARE
  Richmond, VA                                  Retail (5)                         100%           11

THE AVENUE WEST COBB
  Suburban Atlanta, GA                          Retail and Commercial              100%            8

AUSTIN RESEARCH PARK
  Austin, TX                                    Commercial                          50%            6

TERMINUS
  Atlanta, GA                                   Mixed Use                          100%            6

THE AVENUE VIERA
  Viera, FL                                     Retail Outparcels (6)              100%            3

SALEM ROAD STATION
  Suburban Atlanta, GA                          Retail Outparcel                   100%            2

505 & 511 PEACHTREE STREET
  Atlanta, GA                                   Mixed Use                          100%            1

TEMCO TRACTS (4)
SEVEN HILLS AT BENTWATER
   Suburban Atlanta, GA                         Residential and Mixed Use           50%        1,047

                        COUSINS PROPERTIES INCORPORATED
          INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
                         (EXCLUDING BUILDING PADS (1))
                              AS OF JUNE 30, 2005

CL REALTY TRACTS (4)
SUMMER CREEK RANCH
   Forth Worth, TX                              Residential and Mixed Use   50%     374

LONG MEADOW FARMS
  Houston, TX                                   Residential and Mixed Use   19%     134

SOUTHERN TRAILS
  Pearland, TX                                  Residential                 40%     125

SUMMER LAKES
  Rosenberg, TX                                 Commercial                  50%      50

MCKINNEY VILLAGE PARK & MCKINNEY VILLAGE
  PARK NORTH
  McKinney, TX                                  Residential                 30%      31
                                                                                  -----
       TOTAL ACRES                                                                3,321
                                                                                  =====

(1) The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company's consolidated financial statements or the applicable joint venture's financial statements. The square footage of potential office buildings which could be built on the land is as follows:

                              Ownership
                              Interest     Square Footage
                              ---------    --------------
Ten Peachtree Place               50%          400,000
One Georgia Center               100%          300,000
The Points at Waterview          100%           60,000

(2)   Current zoning allows large lot residential development.

(3) Weeks Properties Group, LLC has the option to invest up to 25% of total project equity on the future development of this land.

(4) Residential communities with adjacent land either owned or under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. For lot inventory, see Inventory of Residential Lots Under Development below. The above listing does not include land subject to option. Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 6,400 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025.

(5)   Includes a tract of land and a retail outparcel.

(6)   Includes two retail outparcels.

                        COUSINS PROPERTIES INCORPORATED
                INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
                              AS OF JUNE 30, 2005

                                               Estimated      Estimated      Developed  Lots Sold   Lots Sold  Total   Remaining
                                    Year     Project Life   Total Lots to     Lots in   in Current   Year to   Lots   Lots to be
          Description             Commenced   (In Years)   be Developed (1)  Inventory   Quarter       Date    Sold      Sold
--------------------------------  ---------  ------------  ----------------  ---------  ----------  ---------  -----  ----------
COUSINS REAL ESTATE CORPORATION
(100% OWNED)

THE LAKES AT CEDAR GROVE             2001          10             906           135         37          37       510       396
  Fulton County
  Suburban Atlanta, GA
LONGLEAF AT CALLAWAY (2)             2002           4             138            23          5          14        74        64
  Harris County
  Pine Mountain, GA
RIVER'S CALL                         1999          10             107            42         11          13        65        42
  East Cobb County
  Suburban Atlanta, GA
                                                                -----           ---         --         ---     -----     -----
            TOTAL 100% OWNED                                    1,151           200         53          64       649       502
                                                                -----           ---         --         ---     -----     -----
TEMCO ASSOCIATES (50% OWNED) (3)

BENTWATER                            1998           9           1,674            66         42         105     1,500       174
  Paulding County
  Suburban Atlanta, GA
THE GEORGIAN (75% OWNED)             2003          10           1,386           181         15          35       177     1,209
  Paulding County
  Suburban Atlanta, GA
SEVEN HILLS AT BENTWATER             2003           7             995           165         35          70       220       775
  Paulding County
  Suburban Atlanta, GA
HAPPY VALLEY (50% OWNED)             2004           4             450             0          0           0         0       450
  Paulding County
  Suburban Atlanta, GA
PAUL HARRIS ESTATES                  2004           4              27            18          2           2         9        18
  Paulding County
  Suburban Atlanta, GA
                                                                -----           ---         --         ---     -----     -----
            TOTAL TEMCO                                         4,532           430         94         212     1,906     2,626
                                                                -----           ---         --         ---     -----     -----
CL REALTY, LLC (50% OWNED)(3)

LONG MEADOW FARMS (37.5% OWNED)      2003          10           2,712           149         42          63       173     2,539
  Fort Bend County
  Houston, TX
SUMMER CREEK RANCH                   2003           9           2,445           169         55          80       557     1,888
  Tarrant County
  Fort Worth, TX
BAR C RANCH                          2004           8           1,180             0          0           0         0     1,180
  Tarrant County
  Forth Worth, TX

                        COUSINS PROPERTIES INCORPORATED
                INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
                              AS OF JUNE 30, 2005

                                                Estimated      Estimated      Developed  Lots Sold   Lots Sold  Total   Remaining
                                     Year     Project Life   Total Lots to     Lots in   in Current   Year to   Lots   Lots to be
          Description              Commenced   (In Years)   be Developed (1)  Inventory   Quarter       Date    Sold      Sold
---------------------------------  ---------  ------------  ----------------  ---------  ----------  ---------  -----  ----------
CL REALTY, LLC, CONTINUED

SUMMER LAKES                          2003         5               1,144            0         0           0         0     1,144
  Fort Bend County
  Rosenberg, TX
SOUTHERN TRAILS (80% OWNED)           2005         6               1,105            0         0           0         0     1,105
  Brazoria County
  Pearland, TX
STONEBRIDGE (10% OWNED)               2003         4                 619           65        21          41       214       405
  Coweta County
  Newnan, GA
MCKINNEY VILLAGE PARK (60% OWNED)     2003         4                 587            2        25          65       185       402
  Collin County
  McKinney, TX
MANATEE RIVER PLANTATION              2003         5                 457           39        64         108       196       261
  Manatee County
  Tampa, FL
STILLWATER CANYON                     2003         5                 336           11        20          31       116       220
  Dallas County
  DeSota, TX
CREEKSIDE OAKS                        2003         5                 305            0         0          37        77       228
  Manatee County
  Bradenton, FL
MCKINNEY VILLAGE PARK NORTH (75%
OWNED)                                2005         4                 194            0         0           0         0       194
  Collin County
  McKinney, TX
HIDDEN LAKES                          2003         2                  89            5        14          14        84         5
  Tarrant County
  Keller, TX
GARDINIER ESTATES                     2004         7                  86            0         0           0         0        86
  Hillsborough County
  Tampa, FL
                                                                  ------        -----       ---         ---     -----    ------
      TOTAL CL REALTY                                             11,259          440       241         439     1,602     9,657
                                                                  ------        -----       ---         ---     -----    ------
TOTAL                                                             16,942        1,070       388         715     4,157    12,785
                                                                  ======        =====       ===         ===     =====    ======

COMPANY SHARE OF TOTAL                                             7,383          536       191         334     2,194     5,189
                                                                  ======        =====       ===         ===     =====    ======
COMPANY WEIGHTED AVERAGE
OWNERSHIP                                                             44%          50%       49%         47%       53%       41%
                                                                  ======        =====       ===         ===     =====    ======

(1) This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management's current estimates, and lots sold to date from inception of development.

(2) Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation ("CREC") is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company's other residential developments. As of June 30, 2005, 46 houses have been sold.

(3) CREC owns 50% of Temco Associates and CL Realty, LLC ("CL Realty"). See the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for a description of Temco Associates and CL Realty.

                        COUSINS PROPERTIES INCORPORATED
                                DEBT OUTSTANDING
                              AS OF JUNE 30, 2005

                                                                                Company's   Company's       Total      Weighted
Description (Interest Rate Base,    Total    Ownership   Maturity  Rate End of    Share    Share Non-      Company   Average Years
if not fixed)                        Debt    Percentage    Date      Quarter    Recourse   Recourse(1)      Share     to Maturity
---------------------------------  --------  ----------  --------  -----------  ---------  -----------     --------  -------------
CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY,
  UNSECURED (LIBOR + 0.9%-1.50%)   $ 47,820       100%    9/14/07       4.15%   $  47,820                  $ 47,820
NOTE PAYABLE, UNSECURED; FORMERLY    18,939       100%    8/15/05       8.04%      18,939                    18,939
     PERIMETER EXPO MORTGAGE NOTE
905 JUNIPER  (LIBOR + 2%)             2,548        72%   12/01/07       5.25%       1,835  $       713(2)     2,548
CSC ASSOCIATES , L.P.               142,443       100%    3/01/12       6.96%                  142,443      142,443
THE AVENUE EAST COBB                 37,279       100%    8/01/10       8.39%                   37,279       37,279
333/555 NORTH POINT CENTER EAST      30,546       100%   11/01/11       7.00%      30,546                    30,546
MERIDIAN MARK PLAZA                  24,150       100%    9/01/10       8.27%                   24,150       24,150
100/200 NORTH POINT CENTER EAST,
  INTEREST ONLY UNTIL 12/31/05       22,365       100%    8/01/07       7.86%                   22,365       22,365
600 UNIVERSITY PARK                  13,436       100%    8/10/11       7.38%                   13,436       13,436
LAKESHORE PARK PLAZA                  9,491       100%   11/01/08       6.78%                    9,491        9,491
VARIOUS                               1,049       100%   VARIOUS                      137          912        1,049
                                   --------                            -----    ---------  -----------     --------      ----
     TOTAL CONSOLIDATED             350,066                             6.92%      99,277      250,789      350,066       4.9
                                   --------                            -----    ---------  -----------     --------      ----

UNCONSOLIDATED DEBT
CRAWFORD LONG MEDICAL OFFICE
  BUILDING                           53,582        50%    6/01/13       5.90%                   26,791       26,791
TEN PEACHTREE PLACE                  29,517        50%    4/01/15       5.39%                   14,759       14,759
HANDY ROAD ASSOCIATES (3 MTH
  LIBOR + 3.25%)                      3,097        50%   11/02/07       6.71%                    1,549        1,549
PINE MOUNTAIN BUILDERS  (PRIME)       1,223        50%   12/13/05       6.25%                      612          612
TEMCO:
  THE GEORGIAN (PRIME + 0.25%)        2,597      37.5%    2/14/07       6.50%         974                       974
  BENTWATER LINKS                     3,615        50%    1/22/09       7.98%                    1,808        1,808
  BENTWATER LINKS, EQUIPMENT NOTE       218        50%    1/15/09       7.00%                      109          109
CL REALTY:
   SUMMER LAKES (PRIME + 3%)          4,626        50%    6/30/06       9.25%                    2,313        2,313
   BAR C RANCH                          581        50%    3/29/06       1.58%                      291          291
                                   --------                            -----    ---------  -----------     --------      ----
     TOTAL UNCONSOLIDATED            99,056                             6.05%         974       48,232       49,206       7.5
                                   --------                            -----    ---------  -----------     --------      ----
                                   --------                            -----    ---------  -----------     --------      ----
            TOTAL ADJUSTED DEBT     449,122                             6.87%     100,251      299,021      399,272       5.3
                                   --------                            -----    ---------  -----------     --------      ----

INVESTMENT ENTITY DEBT (3)
CHARLOTTE GATEWAY VILLAGE           159,598        50%   12/01/16       6.41%                   79,799       79,799
50 BISCAYNE BOULEVARD (LIBOR +
  1.75%)                             15,628        40%    6/09/08       5.00%                    6,251        6,251
NORTH POINT MARKETCENTER             24,598     11.50%    7/15/05       8.50%                    2,829        2,829
CL REALTY:
   MCKINNEY VILLAGE PARK (> OF
     10% OR PRIME + 2%)               4,275        30%    5/15/07      10.00%                    1,283        1,283
   MCKINNEY VILLAGE  PARK NORTH
     (PRIME + 1%)                     3,094        19%    1/14/08       7.25%                      588          588
   LONG MEADOW FARMS (PRIME +
     0.50%)                           6,817     18.75%   10/08/05       6.75%                    1,278        1,278
   STONEBRIDGE (PRIME)                5,367         5%    7/19/05       6.25%                      268          268
                                   --------                            -----    ---------  -----------     --------      ----
     TOTAL INVESTMENT ENTITY DEBT   219,377                             6.42%           -       92,296       92,296      10.1
                                   --------                            -----    ---------  -----------     --------      ----

                     TOTAL (4)     $668,499                             6.78%   $ 100,251  $   391,317     $491,568       6.2
                                   ========                            =====    =========  ===========     ========      ====

(1)   Subject to customary carve-outs for non-recourse loans.

(2) The Company guarantees 72% of the debt. Its joint venture partner guarantees the other 28% of the debt and therefore this amount is shown as non-recourse.

(3) An investment entity is defined as an entity where the Company has a fixed financial commitment to the venture, it has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs (which are commonly included in non-recourse financings), and the Company is not the managing member of the venture. Investment entity debt is not included as debt in any of the financial covenant calculations in the Company's credit facility.

(4) Debt for 191 Peachtree and Verde are not included on this schedule because the Company has no liability for this debt and has a limited economic interest in these entities.

                        COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                                ($ IN THOUSANDS)

                                  RECONCILIATIONS                          2001       2002      2003
                                  ---------------                         -------   -------   -------
(A)  ADJUSTED DEBT:

          CONSOLIDATED DEBT                                               585,275   669,792   497,981
          SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                      275,913   265,854   285,657
                                                                          -------   -------   -------
               TOTAL DEBT INCLUDING SHARE OF JV'S                         861,188   935,646   783,638

          SHARE OF INVESTMENT ENTITY DEBT                                 (94,685)  (90,766)  (86,588)
                                                                          -------   -------   -------
               ADJUSTED DEBT                                              766,503   844,880   697,050
                                                                          =======   =======   =======

          RECOURSE DEBT                                                   154,018   160,443    20,697
          NON-RECOURSE DEBT                                               612,485   684,437   676,353
                                                                          -------   -------   -------

               ADJUSTED DEBT                                              766,503   844,880   697,050
                                                                          =======   =======   =======

(B)  CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):

          CONSOLIDATED INTEREST EXPENSE                                    17,852    27,041    22,576
          DISCONTINUED OPERATIONS INTEREST EXPENSE                          9,758    10,382     9,459
          SHARE OF JOINT VENTURE INTEREST EXPENSE                          13,936    13,208    13,739
                                                                          -------   -------   -------

          CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S)                41,546    50,631    45,774
                                                                          =======   =======   =======

(C)  FIXED CHARGES:

          CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV'S)          41,546    50,631    45,774
          LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE                          0         0         0
          PRINCIPAL PAYMENTS:
               CONSOLIDATED                                                 5,721     7,632     6,862
               SHARE OF JOINT VENTURES                                      4,696     6,140     6,345
          GROUND LEASE PAYMENTS:
               CONSOLIDATED                                                   613       839       587
               SHARE OF JOINT VENTURES                                         12        12        12
                                                                          -------   -------   -------

                    TOTAL FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)    52,588    65,254    59,580
          PREFERRED STOCK DIVIDENDS                                             0         0     3,358
                                                                          -------   -------   -------

                    TOTAL FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)    52,588    65,254    62,938
                                                                          =======   =======   =======

(D)  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
     OPERATING EXPENSES:

          RENTAL PROPERTY REVENUES                                         94,281    97,290   101,389
          RENTAL PROPERTY OPERATING EXPENSES                              (30,505)  (30,613)  (32,674)
                                                                          -------   -------   -------
               RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                    OPERATING EXPENSES                                     63,776    66,677    68,715
                                                                          =======   =======   =======

(E)  INCOME FROM DISCONTINUED OPERATIONS:
          RENTAL PROPERTY REVENUES                                         51,188    71,382    67,462
          RENTAL PROPERTY OPERATING EXPENSES                              (13,480)  (18,523)  (14,821)
                                                                          -------   -------   -------
               TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                     PROPERTY OPERATING EXPENSES                           37,708    52,859    52,641
          INTEREST EXPENSE                                                 (9,758)  (10,382)   (9,459)
          MINORITY INTEREST EXPENSE                                        (2,063)   (1,710)     (624)
          MARK-TO-MARKET DEBT ADJUSTMENT                                        0         0         0
          PROVISION FOR INCOME TAXES                                         (136)     (139)        0
                                                                          -------   -------   -------

               FUNDS FROM OPERATIONS                                       25,751    40,628    42,558

          DEPRECIATION AND AMORTIZATION OF REAL ESTATE                    (11,862)  (18,085)  (14,678)
                                                                          -------   -------   -------

               INCOME FROM DISCONTINUED OPERATIONS                         13,889    22,543    27,880
                                                                          =======   =======   =======

                                  RECONCILIATIONS                         2004 1ST  2004 2ND  2004 3RD  2004 4TH    2004
                                  ---------------                         --------  --------  --------  --------  -------
(A)  ADJUSTED DEBT:

          CONSOLIDATED DEBT                                               533,082   495,268   313,208   302,286   302,286
          SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                      294,090   291,663   200,584   135,764   135,764
                                                                          -------   -------   -------   -------   -------
               TOTAL DEBT INCLUDING SHARE OF JV'S                         827,172   786,931   513,792   438,050   438,050

          SHARE OF INVESTMENT ENTITY DEBT                                 (85,542)  (84,397)  (89,107)  (87,704)  (87,704)
                                                                          -------   -------   -------   -------   -------
               ADJUSTED DEBT                                              741,630   702,534   424,685   350,346   350,346
                                                                          =======   =======   =======   =======   =======

          RECOURSE DEBT                                                    57,555   101,269    50,365    50,238    50,238
          NON-RECOURSE DEBT                                               684,075   601,265   380,152   305,677   305,677
                                                                          -------   -------   -------   -------   -------

               ADJUSTED DEBT                                              741,630   702,534   430,517   355,915   355,915
                                                                          =======   =======   =======   =======   =======

(B)  CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):

          CONSOLIDATED INTEREST EXPENSE                                     4,719     4,444     2,753     2,707    14,623
          DISCONTINUED OPERATIONS INTEREST EXPENSE                          2,017     2,011     1,780        62     5,870
          SHARE OF JOINT VENTURE INTEREST EXPENSE                           3,519     3,660     2,989       995    11,163
                                                                          -------   -------   -------   -------   -------

          CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S)                10,255    10,115     7,522     3,764    31,656
                                                                          =======   =======   =======   =======   =======

(C)  FIXED CHARGES:

          CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV'S)          10,255    10,115     7,522     3,764    31,656
          LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE                          0         0       (62)      (62)     (124)
          PRINCIPAL PAYMENTS:
               CONSOLIDATED                                                 1,789     1,748     1,637     1,386     6,560
               SHARE OF JOINT VENTURES                                      1,697     1,800     1,377       383     5,257
          GROUND LEASE PAYMENTS:
               CONSOLIDATED                                                    87       134       142       130       493
               SHARE OF JOINT VENTURES                                          3         3         3         3        12
                                                                          -------   -------   -------   -------   -------

                    TOTAL FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)    13,831    13,800    10,619     5,604    43,854
          PREFERRED STOCK DIVIDENDS                                         1,938     1,937     1,937     2,230     8,042
                                                                          -------   -------   -------   -------   -------

                    TOTAL FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)    15,769    15,737    12,556     7,834    51,896
                                                                          =======   =======   =======   =======   =======

(D)  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
     OPERATING EXPENSES:

          RENTAL PROPERTY REVENUES                                         28,750    26,386    23,410    22,556   101,102
          RENTAL PROPERTY OPERATING EXPENSES                               (8,751)   (8,456)   (8,200)   (8,407)  (33,814)
                                                                          -------   -------   -------   -------   -------
               RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                    OPERATING EXPENSES                                     19,999    17,930    15,210    14,149    67,288
                                                                          =======   =======   =======   =======   =======

(E)  INCOME FROM DISCONTINUED OPERATIONS:
          RENTAL PROPERTY REVENUES                                          7,949     7,699     7,466       574    23,688
          RENTAL PROPERTY OPERATING EXPENSES                               (2,858)   (2,279)   (2,602)     (189)   (7,928)
                                                                          -------   -------   -------   -------   -------
               TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                     PROPERTY OPERATING EXPENSES                            5,091     5,420     4,864       385    15,760
          INTEREST EXPENSE                                                 (2,017)   (2,011)   (1,780)      (62)   (5,870)
          MINORITY INTEREST EXPENSE                                             0         0         0         0         0
          MARK-TO-MARKET DEBT ADJUSTMENT                                        0         0         0      (605)     (605)
          PROVISION FOR INCOME TAXES                                            0         0         0         0         0
                                                                          -------   -------   -------   -------   -------

               FUNDS FROM OPERATIONS                                        3,074     3,409     3,084      (282)    9,285

          DEPRECIATION AND AMORTIZATION OF REAL ESTATE                     (2,318)   (1,879)   (1,057)      (44)   (5,298)
                                                                          -------   -------   -------   -------   -------

               INCOME FROM DISCONTINUED OPERATIONS                            756     1,530     2,027      (326)    3,987
                                                                          =======   =======   =======   =======   =======

                                  RECONCILIATIONS                         2005 1ST  2005 2ND  2005 YTD
                                  ---------------                         --------  --------  --------
(A)  ADJUSTED DEBT:

          CONSOLIDATED DEBT                                               311,862   350,066   350,066
          SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                      135,929   141,502   141,502
                                                                          -------   -------   -------
               TOTAL DEBT INCLUDING SHARE OF JV'S                         447,791   491,568   491,568

          SHARE OF INVESTMENT ENTITY DEBT                                 (87,577)  (92,296)  (92,296)
                                                                          -------   -------   -------
               ADJUSTED DEBT                                              360,214   399,272   399,272
                                                                          =======   =======   =======

          RECOURSE DEBT                                                    60,911   100,251   100,251
          NON-RECOURSE DEBT                                               299,303   299,021   299,021
                                                                          -------   -------   -------

               ADJUSTED DEBT                                              360,214   399,272   399,272
                                                                          =======   =======   =======

(B)  CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):

          CONSOLIDATED INTEREST EXPENSE                                     2,781     2,103     4,884
          DISCONTINUED OPERATIONS INTEREST EXPENSE                              0         0         0
          SHARE OF JOINT VENTURE INTEREST EXPENSE                             708       705     1,413
                                                                          -------   -------   -------

          CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S)                 3,489     2,808     6,297
                                                                          =======   =======   =======

(C)  FIXED CHARGES:

          CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV'S)           3,489     2,808     6,297
          LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE                        (61)      (60)     (121)
          PRINCIPAL PAYMENTS:
               CONSOLIDATED                                                 1,344     1,244     2,588
               SHARE OF JOINT VENTURES                                        299       189       488
          GROUND LEASE PAYMENTS:
               CONSOLIDATED                                                   153       181       334
               SHARE OF JOINT VENTURES                                          3         3         6
                                                                          -------   -------   -------

                    TOTAL FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)     5,227     4,365     9,592
          PREFERRED STOCK DIVIDENDS                                         3,813     3,812     7,625
                                                                          -------   -------   -------

                    TOTAL FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)     9,040     8,177    17,217
                                                                          =======   =======   =======

(D)  RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
     OPERATING EXPENSES:

          RENTAL PROPERTY REVENUES                                         23,856    24,580    48,436
          RENTAL PROPERTY OPERATING EXPENSES                               (9,112)   (9,723)  (18,835)
                                                                          -------   -------   -------
               RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                    OPERATING EXPENSES                                     14,744    14,857    29,601
                                                                          =======   =======   =======

(E)  INCOME FROM DISCONTINUED OPERATIONS:
          RENTAL PROPERTY REVENUES                                             77       209       286
          RENTAL PROPERTY OPERATING EXPENSES                                  (19)      (28)      (47)
                                                                          -------   -------   -------
               TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                     PROPERTY OPERATING EXPENSES                               58       181       239
          INTEREST EXPENSE                                                      0         0         0
          MINORITY INTEREST EXPENSE                                             0         0         0
          MARK-TO-MARKET DEBT ADJUSTMENT                                        0         0         0
          PROVISION FOR INCOME TAXES                                           17       (41)      (24)
                                                                          -------   -------   -------

               FUNDS FROM OPERATIONS                                           75       140       215

          DEPRECIATION AND AMORTIZATION OF REAL ESTATE                        (37)      (31)      (68)
                                                                          -------   -------   -------

               INCOME FROM DISCONTINUED OPERATIONS                             38       109       147
                                                                          =======   =======   =======

                        COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                                ($ IN THOUSANDS)

                          RECONCILIATIONS                                  2001       2002      2003
                          ---------------                                 -------   -------   -------
(F)  SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
     RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                   51,422    56,435    57,219
     INTEREST EXPENSE                                                     (13,936)  (13,208)  (13,739)
     LOSS ON EXTINGUISHMENT OF DEBT                                             0         0         0
     OTHER, NET                                                               144        43       230
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    (53)       (9)      (34)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE                    0         0    (1,536)
                                                                          -------   -------   -------
          FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT
               AND TRACT SALES, NET OF COS                                 37,577    43,261    42,140

     MULTI-FAMILY SALES, NET OF COS                                             0         0         0
     RESIDENTIAL LOT AND TRACT FFO                                          1,720     1,949     3,744
                                                                          -------   -------   -------

        FUNDS FROM OPERATIONS                                              39,297    45,210    45,884

     DEPRECIATION & AMORTIZATION OF REAL ESTATE                           (16,400)  (18,540)  (21,265)

     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                     0         0         0
                                                                          -------   -------   -------

        NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)             22,897    26,670    24,619
                                                                          =======   =======   =======

(G)  CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
     RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
          TRACT SALES                                                           0       547       600
          LOT SALES                                                         6,682     8,579    12,345
                                                                          -------   -------   -------
               TOTAL RESIDENTIAL AND OUTPARCEL SALES                        6,682     9,126    12,945
                                                                          -------   -------   -------

     RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
          TRACT COST OF SALES                                                   0       352       480
          LOT COST OF SALES                                                 5,910     6,957     9,542
                                                                          -------   -------   -------
               TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES                5,910     7,309    10,022
                                                                          -------   -------   -------

     TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES          2,011     2,143     7,270
                                                                          -------   -------   -------

        RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED              2,783     3,960    10,193
                                                                          =======   =======   =======

     SUMMARY:
          TRACT SALES NET OF COS - WHOLLY OWNED                             2,011     2,338     7,390
          LOT SALES NET OF COS - WHOLLY OWNED                                 772     1,622     2,803
                                                                          -------   -------   -------
               TOTAL WHOLLY OWNED SALES, NET                                2,783     3,960    10,193
                                                                          -------   -------   -------

     SHARE OF UNCONSOLIDATED JOINT VENTURES:
          TRACT SALES LESS COST OF SALES                                    1,098       671       472
          LOT SALES LESS COST OF SALES                                        645     1,281     3,428
          INTEREST EXPENSE                                                      0         0         0
          DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                 0         0         0
          OTHER - JOINT VENTURE                                               (23)       (3)     (156)
                                                                          -------   -------   -------
                TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES          1,720     1,949     3,744
                                                                          -------   -------   -------

                TOTAL RESIDENTIAL LOT/TRACT FFO                             4,503     5,909    13,937
                                                                          =======   =======   =======

                         RECONCILIATIONS                                  2004 1ST  2004 2ND  2004 3RD  2004 4TH    2004
                         ---------------                                  --------  --------  --------  --------  -------
(F)  SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
     RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                   13,760    16,252    12,227     6,770    49,009
     INTEREST EXPENSE                                                      (3,499)   (3,623)   (2,950)     (956)  (11,028)
     LOSS ON EXTINGUISHMENT OF DEBT                                             0         0         0    (3,250)   (3,250)
     OTHER, NET                                                               873       (21)      (55)       (6)      791
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    (10)       (8)      (11)       (6)      (35)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE                    0         0         0      (209)     (209)
                                                                          -------   -------   -------   -------   -------
          FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT
               AND TRACT SALES, NET OF COS                                 11,124    12,600     9,211     2,343    35,278

     MULTI-FAMILY SALES, NET OF COS                                             0         0         0         0         0
     RESIDENTIAL LOT AND TRACT FFO                                          2,657     1,425     1,866     2,882     8,830
                                                                          -------   -------   -------   -------   -------

        FUNDS FROM OPERATIONS                                              13,781    14,025    11,077     5,225    44,108

     DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (4,725)   (4,829)   (3,701)   (2,625)  (15,880)

     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                     0         0    99,300    76,965   176,265
                                                                          -------   -------   -------   -------   -------

        NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)              9,056     9,196   106,676    79,565   204,493
                                                                          =======   =======   =======   =======   =======

(G)  CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
     RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
          TRACT SALES                                                           0         0         0         0         0
          LOT SALES                                                         3,888     4,366     3,341     5,105    16,700
                                                                          -------   -------   -------   -------   -------
               TOTAL RESIDENTIAL AND OUTPARCEL SALES                        3,888     4,366     3,341     5,105    16,700
                                                                          -------   -------   -------   -------   -------

     RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
          TRACT COST OF SALES                                                   0         0         0         0         0
          LOT COST OF SALES                                                 2,490     3,178     2,219     4,120    12,007
                                                                          -------   -------   -------   -------   -------
               TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES                2,490     3,178     2,219     4,120    12,007
                                                                          -------   -------   -------   -------   -------

     TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES          1,967     1,267     8,836    17,557    29,627
                                                                          -------   -------   -------   -------   -------

        RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED              3,365     2,455     9,958    18,542    34,320
                                                                          =======   =======   =======   =======   =======

     SUMMARY:
          TRACT SALES NET OF COS - WHOLLY OWNED                             1,967     1,267     8,836    17,557    29,627
          LOT SALES NET OF COS - WHOLLY OWNED                               1,398     1,188     1,122       985     4,693
                                                                          -------   -------   -------   -------   -------
               TOTAL WHOLLY OWNED SALES, NET                                3,365     2,455     9,958    18,542    34,320
                                                                          -------   -------   -------   -------   -------

     SHARE OF UNCONSOLIDATED JOINT VENTURES:
          TRACT SALES LESS COST OF SALES                                      991        80       937       227     2,235
          LOT SALES LESS COST OF SALES                                      1,724     1,389     1,011     2,826     6,950
          INTEREST EXPENSE                                                    (20)      (37)      (39)      (39)     (135)
          DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                 0         0         0         0         0
          OTHER - JOINT VENTURE                                               (38)       (7)      (43)     (132)     (220)
                                                                          -------   -------   -------   -------   -------
                TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES          2,657     1,425     1,866     2,882     8,830
                                                                          -------   -------   -------   -------   -------

                TOTAL RESIDENTIAL LOT/TRACT FFO                             6,022     3,880    11,824    21,424    43,150
                                                                          =======   =======   =======   =======   =======

                         RECONCILIATIONS                                  2005 1ST  2005 2ND  2005 YTD
                         ---------------                                  --------  --------  --------
(F)  SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
     RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
          OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                    6,257     6,345    12,602
     INTEREST EXPENSE                                                        (670)     (666)   (1,336)
     LOSS ON EXTINGUISHMENT OF DEBT                                             0         0         0
     OTHER, NET                                                               (28)      (60)      (88)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                    (66)       (4)      (70)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE                    0         0         0
                                                                          -------   -------   -------
          FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT
               AND TRACT SALES, NET OF COS                                  5,493     5,615    11,108

     MULTI-FAMILY SALES, NET OF COS                                             0       514       514
     RESIDENTIAL LOT AND TRACT FFO                                          1,811     1,796     3,607
                                                                          -------   -------   -------

        FUNDS FROM OPERATIONS                                               7,304     7,925    15,229

     DEPRECIATION & AMORTIZATION OF REAL ESTATE                            (2,477)   (2,281)   (4,758)

     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                   348       (36)      312
                                                                          -------   -------   -------

        NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)              5,175     5,608    10,783
                                                                          =======   =======   =======

(G)  CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
     RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
          TRACT SALES                                                           0         0         0
          LOT SALES                                                         1,611     4,449     6,060
                                                                          -------   -------   -------
               TOTAL RESIDENTIAL AND OUTPARCEL SALES                        1,611     4,449     6,060
                                                                          -------   -------   -------

     RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
          TRACT COST OF SALES                                                   0         0         0
          LOT COST OF SALES                                                 1,119     3,023     4,142
                                                                          -------   -------   -------
               TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES                1,119     3,023     4,142
                                                                          -------   -------   -------

     TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES          0,766     5,512    12,278
                                                                          -------   -------   -------

        RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED              7,258     6,938    14,196
                                                                          =======   =======   =======

     SUMMARY:
          TRACT SALES NET OF COS - WHOLLY OWNED                             6,766     5,512    12,278
          LOT SALES NET OF COS - WHOLLY OWNED                                 492     1,426     1,918
                                                                          -------   -------   -------
               TOTAL WHOLLY OWNED SALES, NET                                7,258     6,938    14,196
                                                                          -------   -------   -------

     SHARE OF UNCONSOLIDATED JOINT VENTURES:
          TRACT SALES LESS COST OF SALES                                       82        (2)       80
          LOT SALES LESS COST OF SALES                                      1,853     1,661     3,514
          INTEREST EXPENSE                                                    (38)      (39)      (77)
          DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS               (62)        0       (62)
          OTHER - JOINT VENTURE                                               (86)      176        90
                                                                          -------   -------   -------
                TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES          1,749     1,796     3,545
                                                                          -------   -------   -------

                TOTAL RESIDENTIAL LOT/TRACT FFO                             9,007     8,734    17,741
                                                                          =======   =======   =======

                        COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                                ($ IN THOUSANDS)

                                  RECONCILIATIONS                          2001       2002      2003
                                  ---------------                         -------   -------   -------
(H)  DEPRECIATION AND AMORTIZATION:

     REAL ESTATE RELATED:
          CONSOLIDATED                                                     30,624    34,154    36,966
          DISCONTINUED OPERATIONS                                          11,862    18,085    14,678
                                                                          -------   -------   -------
                                                                           42,486    52,239    51,644
          SHARE OF JOINT VENTURES                                          16,400    18,540    21,265
                                                                          -------   -------   -------
               TOTAL REAL ESTATE RELATED                                   58,886    70,779    72,909
                                                                          -------   -------   -------

     NON-REAL ESTATE RELATED:
          CONSOLIDATED                                                      2,166     2,148     2,511
          DISCONTINUED OPERATIONS                                               0         0         0
                                                                          -------   -------   -------
                                                                            2,166     2,148     2,511
          SHARE OF JOINT VENTURES                                              53         9        34
                                                                          -------   -------   -------
               TOTAL NON-REAL ESTATE RELATED                                2,219     2,157     2,545
                                                                          -------   -------   -------

               TOTAL DEPRECIATION AND AMORTIZATION                         61,105    72,936    75,454
                                                                          =======   =======   =======

     SUMMARY:
          CONSOLIDATED                                                     32,790    36,302    39,477
          DISCONTINUED OPERATIONS                                          11,862    18,085    14,678
                                                                          -------   -------   -------
                                                                           44,652    54,387    54,155
          SHARE OF JOINT VENTURES                                          16,453    18,549    21,299
                                                                          -------   -------   -------
               TOTAL DEPRECIATION AND AMORTIZATION                         61,105    72,936    75,454

          MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION          (95)        0         0
                                                                          -------   -------   -------
          TOTAL DEPRECIATION & AMORTIZATION,
               NET OF MINORITY INTERESTS' SHARE                            61,010    72,936    75,454
                                                                          =======   =======   =======

     SUMMARY BY TYPE:
          REAL ESTATE RELATED:
               BUILDING (INCLUDING TENANT FIRST GENERATION):
                    CONSOLIDATED                                           38,522    49,913    48,627
                    SHARE OF JOINT VENTURES                                15,656    17,762    19,709
                                                                          -------   -------   -------
                                                                           54,178    67,675    68,336
                                                                          -------   -------   -------

               TENANT SECOND GENERATION:
                    CONSOLIDATED                                            3,964     2,326     3,017
                    SHARE OF JOINT VENTURES                                   744       778     1,556
                                                                          -------   -------   -------
                                                                            4,708     3,104     4,573
                                                                          -------   -------   -------

                    TOTAL REAL ESTATE RELATED                              58,886    70,779    72,909
                                                                          -------   -------   -------

          NON-REAL ESTATE RELATED:
               FURNITURE, FIXTURES AND EQUIPMENT:
                    CONSOLIDATED                                            1,485     2,122     2,485
                    SHARE OF JOINT VENTURES                                    53         9        34
                                                                          -------   -------   -------
                                                                            1,538     2,131     2,519
                                                                          -------   -------   -------

               GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                    CONSOLIDATED                                              681        26        26
                    SHARE OF JOINT VENTURES                                     0         0         0
                                                                          -------   -------   -------
                                                                              681        26        26
                                                                          -------   -------   -------

                    TOTAL NON-REAL ESTATE RELATED                           2,219     2,157     2,545
                                                                          -------   -------   -------

          TOTAL DEPRECIATION & AMORTIZATION                                61,105    72,936    75,454
                                                                          =======   =======   =======

                                  RECONCILIATIONS                         2004 1ST  2004 2ND  2004 3RD  2004 4TH    2004
                                  ---------------                         --------  --------  --------  --------  -------
(H)  DEPRECIATION AND AMORTIZATION:

     REAL ESTATE RELATED:
          CONSOLIDATED                                                      9,857     8,084     7,676     8,962    34,579
          DISCONTINUED OPERATIONS                                           2,318     1,879     1,057        44     5,298
                                                                          -------   -------   -------   -------   -------
                                                                           12,175     9,963     8,733     9,006    39,877
          SHARE OF JOINT VENTURES                                           4,725     4,829     3,701     2,625    15,880
                                                                          -------   -------   -------   -------   -------
               TOTAL REAL ESTATE RELATED                                   16,900    14,792    12,434    11,631    55,757
                                                                          -------   -------   -------   -------   -------

     NON-REAL ESTATE RELATED:
          CONSOLIDATED                                                        635       700       659       658     2,652
          DISCONTINUED OPERATIONS                                               0         0         0         0         0
                                                                          -------   -------   -------   -------   -------
                                                                              635       700       659       658     2,652
          SHARE OF JOINT VENTURES                                              10         8        11         6        35
                                                                          -------   -------   -------   -------   -------
               TOTAL NON-REAL ESTATE RELATED                                  645       708       670       664     2,687
                                                                          -------   -------   -------   -------   -------

               TOTAL DEPRECIATION AND AMORTIZATION                         17,545    15,500    13,104    12,295    58,444
                                                                          =======   =======   =======   =======   =======

     SUMMARY:
          CONSOLIDATED                                                     10,492     8,784     8,335     9,620    37,231
          DISCONTINUED OPERATIONS                                           2,318     1,879     1,057        44     5,298
                                                                          -------   -------   -------   -------   -------
                                                                           12,810    10,663     9,392     9,664    42,529
          SHARE OF JOINT VENTURES                                           4,735     4,837     3,712     2,631    15,915
                                                                          -------   -------   -------   -------   -------
               TOTAL DEPRECIATION AND AMORTIZATION                         17,545    15,500    13,104    12,295    58,444

          MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION            0         0         0         0         0
                                                                          -------   -------   -------   -------   -------
          TOTAL DEPRECIATION & AMORTIZATION,
               NET OF MINORITY INTERESTS' SHARE                            17,545    15,500    13,104    12,295    58,444
                                                                          =======   =======   =======   =======   =======

     SUMMARY BY TYPE:
          REAL ESTATE RELATED:
               BUILDING (INCLUDING TENANT FIRST GENERATION):
                    CONSOLIDATED                                           11,568     9,217     8,107     8,349    37,241
                    SHARE OF JOINT VENTURES                                 4,152     4,214     2,911     2,352    13,629
                                                                          -------   -------   -------   -------   -------
                                                                           15,720    13,431    11,018    10,701    50,870
                                                                          -------   -------   -------   -------   -------

               TENANT SECOND GENERATION:
                    CONSOLIDATED                                              607       746       626       657     2,636
                    SHARE OF JOINT VENTURES                                   573       615       790       273     2,251
                                                                          -------   -------   -------   -------   -------
                                                                            1,180     1,361     1,416       930     4,887
                                                                          -------   -------   -------   -------   -------

                    TOTAL REAL ESTATE RELATED                              16,900    14,792    12,434    11,631    55,757
                                                                          -------   -------   -------   -------   -------

          NON-REAL ESTATE RELATED:
               FURNITURE, FIXTURES AND EQUIPMENT:
                    CONSOLIDATED                                              643       695       655       654     2,647
                    SHARE OF JOINT VENTURES                                    10         8        11         6        35
                                                                          -------   -------   -------   -------   -------
                                                                              653       703       666       660     2,682
                                                                          -------   -------   -------   -------   -------

               GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                    CONSOLIDATED                                               (8)        5         4         4         5
                    SHARE OF JOINT VENTURES                                     0         0         0         0         0
                                                                          -------   -------   -------   -------   -------
                                                                               (8)        5         4         4         5
                                                                          -------   -------   -------   -------   -------

                    TOTAL NON-REAL ESTATE RELATED                             645       708       670       664     2,687
                                                                          -------   -------   -------   -------   -------

          TOTAL DEPRECIATION & AMORTIZATION                                17,545    15,500    13,104    12,295    58,444
                                                                          =======   =======   =======   =======   =======

                                  RECONCILIATIONS                         2005 1ST  2005 2ND  2005 YTD
                                  ---------------                         --------  --------  --------
(H)  DEPRECIATION AND AMORTIZATION:

     REAL ESTATE RELATED:
          CONSOLIDATED                                                      8,694     8,837    17,531
          DISCONTINUED OPERATIONS                                              37        31        68
                                                                          -------   -------   -------
                                                                            8,731     8,868    17,599
          SHARE OF JOINT VENTURES                                           2,477     2,281     4,758
                                                                          -------   -------   -------
               TOTAL REAL ESTATE RELATED                                   11,208    11,149    22,357
                                                                          -------   -------   -------

     NON-REAL ESTATE RELATED:
          CONSOLIDATED                                                        678       686     1,364
          DISCONTINUED OPERATIONS                                               0         0         0
                                                                          -------   -------   -------
                                                                              678       686     1,364
          SHARE OF JOINT VENTURES                                              66         4        70
                                                                          -------   -------   -------
               TOTAL NON-REAL ESTATE RELATED                                  744       690     1,434
                                                                          -------   -------   -------

               TOTAL DEPRECIATION AND AMORTIZATION                         11,952    11,839    23,791
                                                                          =======   =======   =======

     SUMMARY:
          CONSOLIDATED                                                      9,372     9,523    18,895
          DISCONTINUED OPERATIONS                                              37        31        68
                                                                          -------   -------   -------
                                                                            9,409     9,554    18,963
          SHARE OF JOINT VENTURES                                           2,543     2,285     4,828
                                                                          -------   -------   -------
               TOTAL DEPRECIATION AND AMORTIZATION                         11,952    11,839    23,791

          MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION            0         0         0
                                                                          -------   -------   -------
          TOTAL DEPRECIATION & AMORTIZATION,
               NET OF MINORITY INTERESTS' SHARE                            11,952    11,839    23,791
                                                                          =======   =======   =======

     SUMMARY BY TYPE:
          REAL ESTATE RELATED:
               BUILDING (INCLUDING TENANT FIRST GENERATION):
                    CONSOLIDATED                                            7,934     8,160    16,094
                    SHARE OF JOINT VENTURES                                 2,154     1,957     4,111
                                                                          -------   -------   -------
                                                                           10,088    10,117    20,205
                                                                          -------   -------   -------

               TENANT SECOND GENERATION:
                    CONSOLIDATED                                              797       708     1,505
                    SHARE OF JOINT VENTURES                                   323       324       647
                                                                          -------   -------   -------
                                                                            1,120     1,032     2,152
                                                                          -------   -------   -------

                    TOTAL REAL ESTATE RELATED                              11,208    11,149    22,357
                                                                          -------   -------   -------

          NON-REAL ESTATE RELATED:
               FURNITURE, FIXTURES AND EQUIPMENT:
                    CONSOLIDATED                                              674       682     1,356
                    SHARE OF JOINT VENTURES                                    66         4        70
                                                                          -------   -------   -------
                                                                              740       686     1,426
                                                                          -------   -------   -------

               GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                    CONSOLIDATED                                                4         4         8
                    SHARE OF JOINT VENTURES                                     0         0         0
                                                                          -------   -------   -------
                                                                                4         4         8
                                                                          -------   -------   -------

                    TOTAL NON-REAL ESTATE RELATED                             744       690     1,434
                                                                          -------   -------   -------

          TOTAL DEPRECIATION & AMORTIZATION                                11,952    11,839    23,791
                                                                          =======   =======   =======

                         COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                              SAME PROPERTY GROWTH
               SECOND QUARTER 2005 COMPARED TO FIRST QUARTER 2005
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                                                                SAME PROPERTY
                                                        --------------------------------------------------------
                                                                  OFFICE                        RETAIL
                                                        ----------------------------  --------------------------
                                                        1q 2005   2q 2005   % Change  1q 2005  2q 2005  % Change
                                                        -------   -------   --------  -------  -------  --------
RENTAL PROPERTY REVENUES                                $23,619   $23,675             $7,298   $7,614
Less:  LEASE TERMINATION FEES                               232       208                 90      328
       INTER-COMPANY ACTIVITIES                               0         0                  0        0
                                                        -------   -------             ------   ------

ADJUSTED RENTAL PROPERTY REVENUES (1)                    23,387    23,467      0.3%    7,208    7,286     1.1%

RENTAL PROPERTY OPERATING EXPENSES                        8,943     9,225      3.2%    2,112    2,232     5.7%
                                                        -------   -------             ------   ------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $14,444   $14,242     -1.4%   $5,096   $5,054    -0.8%
                                                        =======   =======             ======   ======

ADJUSTED RENTAL PROPERTY REVENUES (1)                   $23,387   $23,467             $7,208   $7,286
Less:  STRAIGHT-LINE RENTS                                  808       813                 97       30
       AMORTIZATION OF LEASE INDUCEMENTS                    (44)      (45)
       AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES        (201)     (193)                 0        0
                                                        -------   -------             ------   ------

CASH BASIS RENTAL PROPERTY REVENUES (2)                  22,824    22,892      0.3%    7,111    7,256     2.0%

RENTAL PROPERTY OPERATING EXPENSES                        8,943     9,225      3.2%    2,112    2,232     5.7%
                                                        -------   -------             ------   ------

CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $13,881   $13,667     -1.5%   $4,999   $5,024     0.5%
                                                        =======   =======             ======   ======

                                                                 SAME PROPERTY
                                                          ----------------------------
                                                                     TOTAL                 NON-SAME         ALL PROPERTIES
                                                          ----------------------------  ---------------   -----------------
                                                          1q 2005   2q 2005   % Change  1q 2005  2q 2005  1q 2005   2q 2005
                                                          -------   -------   --------  -------  -------  -------   -------
RENTAL PROPERTY REVENUES                                  $30,917   $31,289             $1,998   $2,489   $32,915   $33,778
Less:  LEASE TERMINATION FEES                                 322       536                  0        0       322       536
       INTER-COMPANY ACTIVITIES                                 0         0                           0         0         0
                                                          -------   -------             ------   ------   -------   -------

ADJUSTED RENTAL PROPERTY REVENUES (1)                      30,595    30,753     0.5%     1,998    2,489    32,593    33,242

RENTAL PROPERTY OPERATING EXPENSES                         11,055    11,457     3.6%       801      937    11,856    12,394
                                                          -------   -------             ------   ------   -------   -------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                   $19,540   $19,296    -1.2%    $1,197   $1,552   $20,737   $20,848
                                                          =======   =======             ======   ======   =======   =======

ADJUSTED RENTAL PROPERTY REVENUES (1)                     $30,595   $30,753             $1,998   $2,489   $32,593   $33,242
Less:  STRAIGHT-LINE RENTS                                    905       843                 21       16       926       859
       AMORTIZATION OF LEASE INDUCEMENTS                      (44)      (45)                 2                (44)      (45)
       AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES          (201)     (193)                 0        0      (201)     (193)
                                                          -------   -------             ------   ------   -------   -------

CASH BASIS RENTAL PROPERTY REVENUES (2)                    29,935    30,148     0.7%     1,975    2,473    31,912    32,621

RENTAL PROPERTY OPERATING EXPENSES                         11,055    11,457     3.6%       801      937    11,856    12,394
                                                          -------   -------             ------   ------   -------   -------

CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                   $18,880   $18,691    -1.0%    $1,174   $1,536   $20,056   $20,227
                                                          =======   =======             ======   ======   =======   =======

----------
(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)   See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)   See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)   See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

                         COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                              SAME PROPERTY GROWTH
               SECOND QUARTER 2005 COMPARED TO SECOND QUARTER 2004
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                                                                     SAME PROPERTY
                                                        ----------------------------------------------------------------------
                                                                     OFFICE                            RETAIL
                                                        ------------------------------          ------------------------------
                                                        2q 2004     2q 2005   % Change          2q 2004      2q 2005  % Change
                                                        -------     -------   --------          -------      -------  --------
RENTAL PROPERTY REVENUES                                $24,411     $20,958                     $5,429       $6,142
Less:  LEASE TERMINATION FEES                             2,489         208                         56          318
       INTER-COMPANY ACTIVITIES                               0           0                          0            0
                                                        -------     -------                     ------       ------

ADJUSTED RENTAL PROPERTY REVENUES (1)                    21,922      20,750     -5.3%            5,373        5,824     8.4%

RENTAL PROPERTY OPERATING EXPENSES                        7,403       7,660      3.5%            1,475        1,918    30.0%
                                                        -------     -------                     ------       ------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $14,519     $13,090     -9.8%           $3,898       $3,906     0.2%
                                                        =======     =======                     ======       ======

ADJUSTED RENTAL PROPERTY REVENUES (1)                   $21,922     $20,750                     $5,373       $5,824
Less:  STRAIGHT-LINE RENTS                                  (28)        270                          1           23
       AMORTIZATION OF LEASE INDUCEMENTS                    (22)        (35)
       AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES        (208)       (193)                         0            0
                                                        -------     -------                     ------       ------

CASH BASIS RENTAL PROPERTY REVENUES (2)                  22,180      20,708     -6.6%            5,372        5,801     8.0%

RENTAL PROPERTY OPERATING EXPENSES                        7,403       7,660      3.5%            1,475        1,918    30.0%
                                                        -------     -------                     ------       ------

CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $14,777     $13,048    -11.7%           $3,897       $3,883    -0.4%
                                                        =======     =======                     ======       ======

                                                                 SAME PROPERTY
                                                        ----------------------------
                                                                   Total                   NON-SAME              ALL PROPERTIES
                                                        ----------------------------  ------------------      -------------------
                                                        2q 2004   2q 2005   % Change  2q 2004    2q 2005      2q 2004     2q 2005
                                                        -------   -------   --------  -------    -------      -------     -------
RENTAL PROPERTY REVENUES                                $29,840   $27,100             $26,782    $6,677       $56,622     $33,777
Less:  LEASE TERMINATION FEES                             2,545       526                 182       (10)        2,727         516
       INTER-COMPANY ACTIVITIES                               0         0                 (69)       10           (69)         10
                                                        -------   -------             -------    ------       -------     -------

ADJUSTED RENTAL PROPERTY REVENUES (1)                    27,295    26,574     -2.6%    26,669     6,677        53,964      33,251

RENTAL PROPERTY OPERATING EXPENSES                        8,878     9,578      7.9%     8,142     2,816        17,020      12,394
                                                        -------   -------             -------    ------       -------     -------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $18,417   $16,996     -7.7%   $18,527    $3,861       $36,944     $20,857
                                                        =======   =======             =======    ======       =======     =======

ADJUSTED RENTAL PROPERTY REVENUES (1)                   $27,295   $26,574             $26,669    $6,677       $53,964     $33,251
Less:  STRAIGHT-LINE RENTS                                  (27)      293                 607       566           580         859
       AMORTIZATION OF LEASE INDUCEMENTS                    (22)      (35)                 (5)      (10)          (27)        (45)
       AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES        (208)     (193)                  0                    (208)       (193)
                                                        -------   -------             -------    ------       -------     -------

CASH BASIS RENTAL PROPERTY REVENUES (2)                  27,552    26,509     -3.8%    26,067     6,121        53,619      32,630

RENTAL PROPERTY OPERATING EXPENSES                        8,878     9,578      7.9%     8,142     2,816        17,020      12,394
                                                        -------   -------             -------    ------       -------     -------

CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $18,674   $16,931     -9.3%   $17,925    $3,305       $36,599     $20,236
                                                        =======   =======             =======    ======       =======     =======

----------
(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)   See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)   See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)   See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

                         COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                              SAME PROPERTY GROWTH
                   SIX MONTHS 2005 COMPARED TO SIX MONTHS 2004
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                                                                  SAME PROPERTY
                                                        -----------------------------------------------------------
                                                                     OFFICE                        RETAIL
                                                        ------------------------------   --------------------------
                                                          2004        2005    % Change     2004     2005   % Change
                                                        --------    --------  --------   -------  -------  --------
RENTAL PROPERTY REVENUES                                $48,380     $41,361              $10,938  $12,009
Less:  LEASE TERMINATION FEES                             4,561         440                  195      398
       INTER-COMPANY ACTIVITIES                               0           0                    0        0
                                                        -------     -------              -------  -------

ADJUSTED RENTAL PROPERTY REVENUES (1)                    43,819      40,921     -6.6%     10,743   11,611     8.1%

RENTAL PROPERTY OPERATING EXPENSES                       14,733      15,178      3.0%      3,109    3,704    19.1%
                                                        -------     -------              -------  -------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $29,086     $25,743    -11.5%    $ 7,634  $ 7,907     3.6%
                                                        =======     =======              =======  =======

ADJUSTED RENTAL PROPERTY REVENUES (1)                   $43,819     $40,921              $10,743  $11,611
Less:  STRAIGHT-LINE RENTS                                  (19)        533                    1      115
       AMORTIZATION OF LEASE INDUCEMENTS                    (22)        (79)
       AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES        (344)       (340)                   0        0
                                                        -------     -------              -------  -------

CASH BASIS RENTAL PROPERTY REVENUES (2)                  44,204      40,807     -7.7%     10,742   11,496     7.0%

RENTAL PROPERTY OPERATING EXPENSES                       14,733      15,178      3.0%      3,109    3,704    19.1%
                                                        -------     -------              -------  -------
CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $29,471     $25,629    -13.0%    $ 7,633  $ 7,792     2.1%
                                                        =======     =======              =======  =======

                                                                 SAME PROPERTY
                                                        ------------------------------
                                                                      TOTAL                   NON-SAME           ALL PROPERTIES
                                                        ------------------------------  --------------------  --------------------
                                                          2004        2005    % Change    2004        2005      2004        2005
                                                        --------    --------  --------  --------    --------  ---------    -------
RENTAL PROPERTY REVENUES                                $59,318     $53,370             $54,017     $12,179   $113,335     $65,549
Less:  LEASE TERMINATION FEES                             4,756         838                 213          20      4,969         858
       INTER-COMPANY ACTIVITIES                               0           0                (128)                  (128)          0
                                                        -------     -------             -------     -------   --------     -------

ADJUSTED RENTAL PROPERTY REVENUES (1)                    54,562      52,532     -3.7%    53,932      12,159    108,494      64,691

RENTAL PROPERTY OPERATING EXPENSES                       17,842      18,882      5.8%    16,383       4,752     34,225      23,634
                                                        -------     -------             -------     -------   --------     -------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $36,720     $33,650     -8.4%   $37,549     $ 7,407   $ 74,269     $41,057
                                                        =======     =======             =======     =======   ========     =======

ADJUSTED RENTAL PROPERTY REVENUES (1)                   $54,562     $52,532             $53,932     $12,159   $108,494     $64,691
Less:  STRAIGHT-LINE RENTS                                  (18)        648               1,169       1,129      1,151       1,777
       AMORTIZATION OF LEASE INDUCEMENTS                    (22)        (79)                (11)        (10)       (33)        (89)
       AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES        (344)       (340)                (51)        (54)      (395)       (394)
                                                        -------     -------             -------     -------   --------     -------

CASH BASIS RENTAL PROPERTY REVENUES (2)                  54,946      52,303     -4.8%    52,825      11,094    107,771      63,397

RENTAL PROPERTY OPERATING EXPENSES                       17,842      18,882      5.8%    16,383       4,752     34,225      23,634
                                                        -------     -------             -------     -------   --------     -------
CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                 $37,104     $33,421     -9.9%   $36,442     $ 6,342   $ 73,546     $39,763
                                                        =======     =======             =======     =======   ========     =======

----------
(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)   See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)   See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)   See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

                         COUSINS PROPERTIES INCORPORATED
                    DISCUSSION OF NON-GAAP FINANCIAL MEASURES

      The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the "Quarterly Disclosures" link and the "Supplemental SEC Information" link on the Investor Relations page of the Company's Web site, www.cousinsproperties.com.

      The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

      "2ND GENERATION TENANT IMPROVEMENTS AND LEASING COSTS AND BUILDING CAPITAL EXPENDITURES" is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

      "ADJUSTED DEBT" is defined as the Company's debt and the Company's pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company's credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt.

      "FIXED CHARGE COVERAGE RATIO" is defined as FFO plus those fixed charges which have been expensed in calculating FFO ("FFO Plus Fixed Charges"), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company's share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt or capital.

                         COUSINS PROPERTIES INCORPORATED
                    DISCUSSION OF NON-GAAP FINANCIAL MEASURES

      "FUNDS FROM OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS" ("FFO") is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

      FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

      "INTEREST EXPENSE COVERAGE RATIO" is defined as the ratio of FFO plus consolidated interest expense ("FFO Before Interest") divided by consolidated interest expense. Consolidated interest expense is the sum of the Company's interest expense plus its share of interest expense for unconsolidated joint ventures. The Company's share of interest expense for Investment Entities has been excluded in accordance with the discussion under "Adjusted Debt" above. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt.

      "RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES" is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that

                         COUSINS PROPERTIES INCORPORATED
                    DISCUSSION OF NON-GAAP FINANCIAL MEASURES

are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above.

      "SAME-PROPERTY GROWTH" represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

      "VALUE CREATION" is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company's share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company's ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.